                                                                   EXHIBIT 10.53

                           STOCK PURCHASE AGREEMENT


                                     AMONG

                            INTELLISYS GROUP, INC.

                                  as "Buyer,"

                             PRO LINE VIDEO, INC.

                               as the "Company"

                                      AND

                                    EACH OF

                            JAMES E. McCONNELL, III
                               HUGH W. HOLCOMBE
                                      AND
                               MARVIN L. HECKER

                                 as "Sellers"

                                Entered Into On

                                March 17, 1999

                               But Effective as

                                      of

                                January 1, 1999

                               TABLE OF CONTENTS

1.   DEFINITIONS...................................................   1
     -----------

2.   PURCHASE AND SALE OF COMPANY SHARES...........................   6
     -----------------------------------

     (a)      Basic Transaction....................................   6
              -----------------
     (b)      Purchase Price.......................................   6
              -----------------------------------------------------
     (c)      Certain Provisions With Respect to the Buyer Notes...   6
              -----------------------------------------------------
     (d)      Certain Provisions with Respect to the Parallel Notes   7
              -----------------------------------------------------
     (e)      Employment Agreements................................   7
              -----------------------------------------------------
     (f)      Collateral Pledge Agreement..........................   7
              -----------------------------------------------------
     (g)      Right of Offset......................................   7
              -----------------------------------------------------
     (h)      Allocation of Amounts Due Sellers....................   7
              -----------------------------------------------------
     (i)      The Closing, Conditions Precedent....................   7
              -----------------------------------------------------
     (j)      Waive Compliance.....................................   8
              -----------------------------------------------------
     (k)      Deliveries at the Closing............................   8
              -----------------------------------------------------

3.   REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.....   8
     ---------------------------------------------------------

     (a)      Representations and Warranties of the Sellers........   8
              ---------------------------------------------
     (b)      Representations and Warranties of the Buyer..........   9
              -------------------------------------------

4.   REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY AND ITS
     -------------------------------------------------------------
     SUBSIDIARIES..................................................  10
     ------------

     (a)      Organization, Qualification, and Corporate Power.....  11
              ------------------------------------------------
     (b)      Capitalization.......................................  11
              --------------
     (c)      Noncontravention.....................................  11
              ----------------
     (d)      Brokers' Fees........................................  12
              -------------
     (e)      Title to Assets......................................  12
              ---------------
     (f)      Subsidiaries.........................................  12
              ------------
     (g)      Financial Statements.................................  12
              --------------------
     (h)      Events Subsequent to Most Recent Fiscal Month End....  12
              -------------------------------------------------
     (i)      Undisclosed Liabilities..............................  14
              -----------------------
     (j)      Legal Compliance.....................................  15
              ----------------
     (k)      Tax Matters..........................................  15
              -----------
     (l)      Real Property........................................  16
              -------------
     (m)      Intellectual Property................................  17
              ---------------------
     (n)      Tangible Assets......................................  20
              ---------------
     (o)      Inventory............................................  20
              ---------
     (p)      Contracts............................................  20
              ---------
     (q)      Notes and Accounts Receivable........................  21
              -----------------------------
     (r)      Powers of Attorney...................................  22
              ------------------
     (s)      Insurance............................................  22
              ---------
     (t)      Litigation...........................................  22
              ----------
     (u)      Product Warranty.....................................  23
              ----------------
     (v)      Product Liability....................................  23
              -----------------

     (w)       Employees........................................   23
               ---------
     (x)       Employee Benefits................................   23
               -----------------
     (y)       Guaranties.......................................   25
               ----------
     (z)       Environment, Health, and Safety..................   25
               -------------------------------
     (aa)      Certain Business Relationships with the Company..   26
               -----------------------------------------------
     (bb)      Disclosure.......................................   26
               ----------

5.   POST-CLOSING COVENANTS.....................................   26
     ----------------------

     (a)       General..........................................   26
               -------
     (b)       Litigation Support...............................   27
               ------------------
     (c)       Transition.......................................   27
               ----------
     (d)       Certain Guarantees...............................   27
               ------------------
     (e)       Liabilities of the Company.......................   27
               --------------------------
     (f)       Employee Tenure..................................   28
               ---------------

6.   REMEDIES FOR BREACHES OF THIS AGREEMENT....................   28
     ---------------------------------------

     (a)       Survival of Representations and Warranties.......   28
               ------------------------------------------
     (b)       Indemnification Provisions for Benefit of the
               ---------------------------------------------
               Buyer 28.........................................   28
               --------
     (c)       Indemnification Provisions for Benefit of the
               ---------------------------------------------
               Sellers..........................................   29
               -------
     (d)       Matters Involving Third Parties..................   29
               -------------------------------
     (e)       Limitations......................................   30
               -----------
     (f)       Determination of Adverse Consequences............   30
               -------------------------------------
     (g)       Other Indemnification Provisions.................   31
               --------------------------------

7.   TAX MATTERS................................................   31
     -----------

     (a)       Tax Periods Ending on or Before the Effective Date  31
               --------------------------------------------------
     (b)       Tax Periods Beginning Before and Ending After the
               -------------------------------------------------
               Closing Date......................................  31
               --------------------------------------------------
     (c)       Cooperation on Tax Matters........................  32
               --------------------------
     (d)       Tax Sharing Agreements; "S" Corporation Election..  32
               ------------------------------------------------
     (e)       Certain Taxes.....................................  32
               -------------

8.   MISCELLANEOUS...............................................  32
     -------------

     (a)       Arbitration.......................................  32
               -----------
     (b)       Waiver of Jury Trial..............................  33
               --------------------
     (c)       Nature of Certain Obligations.....................  33
               -----------------------------
     (d)       Press Releases and Public Announcements...........  33
               ---------------------------------------
     (e)       No Third-Party Beneficiaries......................  33
               ----------------------------
     (f)       Entire Agreement..................................  33
               ----------------
     (g)       Succession and Assignment.........................  33
               -------------------------
     (h)       Counterparts......................................  34
               ------------
     (i)       Headings..........................................  34
               --------
     (j)       Notices...........................................  34
               -------
     (k)       Governing Law.....................................  34
               -------------
     (l)       Amendments and Waivers............................  34
               ----------------------
     (m)       Severability......................................  35
               ------------

     (n)      Expenses.........................................   35
              --------
     (o)      Construction.....................................   35
              ------------
     (p)      Incorporation of Exhibits, Annexes, and Schedules   35
              -------------------------------------------------
     (q)      Specific Performance.............................   35
              --------------------

                           STOCK PURCHASE AGREEMENT
                           ------------------------



     This Stock Purchase Agreement (the "Agreement") is entered into as of
March 17, 1999 (the "Effective Date"), by and among INTELLISYS GROUP, INC., a California corporation (the "Buyer"); PRO LINE VIDEO, INC., a Texas Corporation (the "Company"); and each of JAMES E. McCONNELL, III ("McConnell") HUGH W. HOLCOMBE ("Holcombe") and MARVIN L. HECKER ("Hecker") (McConnell, Holcombe and Hecker being hereinafter collectively referred to as the "Sellers" and individually as a "Seller"). The Buyer, the Company and the Sellers are sometimes referred to collectively herein as the "Parties" and individually as a "Party."

                                    RECITALS

     A. The Sellers own 1131 shares of common stock of the Company which constitutes all of the issued and outstanding capital stock of the Company (the "Company Stock").

     B. This Agreement contemplates a transaction in which the Buyer will purchase from the Sellers, arid the Sellers will sell to the Buyer, all of the Company Stock subject to the terms and conditions set forth in this Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

I.   DEFINITIONS.
     -----------

     "Accredited Investor" has the meaning set forth in Regulation D promulgated
      -------------------
under the Securities Act.

     "Adverse Consequences" means all actions, suits, proceedings, hearings,
      --------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations
      ---------
promulgated under the Securities Exchange Act.

     "Affiliated Group" means any affiliated group within the meaning of Code
      ----------------
(S)1504(a) or any similar group defined under a similar provision of state, local or foreign law.

     "Applicable Rate" means the prime base rate of interest publicly announced
      ---------------
from time to time by Wells Fargo Bank (or its successor).

     "Basis" means any past or present fact, situation, circumstance, status,
      -----
condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "Buyer" has the meaning set forth in the preface above.
      -----

     "Buyer Common Stock" has the meaning set forth in Section 2(c)(i).
      ------------------

     "Buyer Notes" has the meaning set forth in Section 2(b)(ii).
      -----------

     "Buyer Parallel Notes" has the meaning set forth in Section 2(b)(iii).
      --------------------

     "Closing" has the meaning set forth in (S)2(i) below.
      -------

     "Closing Date" has the meaning set forth in (S)2(i) below.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral Pledge Agreement" has the meaning set forth in Section 2(f).
      ---------------------------

     "Company" has the meaning set forth in the preface above.
      -------

     "Company Share" means any share of the Common Stock, par value $1.00 per
      -------------
share, of the Company.

     "Confidential Information" means any information concerning the businesses
      ------------------------
and affairs of the Company that is not already generally available to the public.

     "Controlled Group of Corporations" has the meaning set forth in Code (S)
      --------------------------------
1563.

     "Deferred Intercompany Transaction" has the meaning set forth in Reg.
      ---------------------------------
(S)1.1502-13.

     "Disclosure Schedule" has the meaning set forth in (S)4 below.
      -------------------

     "Effective Date" has the meaning set forth in the preface above.
      --------------

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or
      ---------------------
retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any

Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA (S)3(2).
      -----------------------------

     "Employee Welfare Benefit Plan" has the meaning set forth in ERISA (S)3(l).
      -----------------------------

     "Environmental, Health, and Safety Laws" means the Comprehensive
      --------------------------------------
Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Occupational Safety and Health Act of 1970, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Clean Air Act, Title 2 of the Texas Water Code, the Texas Solid Waste Disposal Act, and the Texas Clean Air Act, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1864, as
      -----
amended.

     "Excess Loss Account" has the meaning set forth in Reg. (S) 1.1502-18.
      -------------------

     "Extremely Hazardous Substance" has the meaning set forth in (S)302 of the
      -----------------------------
Emergency Planning and Community Right-to-Know Act of 1986, as amended.

     "Fiduciary" has the meaning set forth in ERISA (S)3(21).
      ---------

     "Financial Statements" has the meaning set forth in (S)4(g) below.
      --------------------

     "GAAP" means United States generally accepted accounting principles as in
      ----
effect from time to time.

     "Indemnified Party" has the meaning set forth in (S)6(d) below.
      -----------------

     "Indemnifying Party" has the meaning set forth in (S)6(d) below.
      ------------------

     "Initial Public Offering" means the first public offering of the common
      -----------------------
stock (or securities convertible into common stock) of the Buyer pursuant to an effective registration statement under the Securities Act.

     "Intellectual Property" means (a) all inventions (whether patentable or
      ---------------------
unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks', trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Knowledge" means actual knowledge after reasonable investigation.
      ---------

     "Liability" means any liability (whether known or unknown, whether asserted
      ---------
or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Most Recent Balance Sheet" means the balance sheet contained within the
      -------------------------
Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in (S)4(g)
      --------------------------------
below.

     "Most Recent Fiscal Month End" has the meaning set forth in (S)4(g) below.
      ----------------------------

     "Most Recent Fiscal Year End" has the meaning set forth in (S)4(g) below.
      ---------------------------

     "Multi employer Plan" has the meaning set forth in ERISA (S)3(36).
      -------------------

     "Ordinary Course of Business" means the ordinary course of business
      ---------------------------
consistent with past custom and practice (including with respect to quantity and frequency).

     "Part" has the meaning set forth in the preface above.
      ----

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Person" means an individual, a partnership, a corporation, an association,
      ------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Prohibited Transaction" has the meaning set forth in ERISA (S)405 and Code
      ----------------------
(S)4865.

     "Purchase Price" has the meaning set forth in (S)2(b) below.
      --------------

     "Reportable Event" has the meaning set forth in ERISA (S)4043.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securities Exchange Act" means the Securities Exchange Act of 1834, as
      -----------------------
amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge,
      -----------------
or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and
(d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Seller" has the meaning set forth in the preface above.
      ------

     "Subsidiary" means any corporation with respect to which a specified Person
      ----------
(or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Tax" means any federal, state, local, or foreign income, gross receipts,
      ---
license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code (S) 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or
      ----------
information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third Party Claim" has the meaning set forth in (S)6(d) below.
      -----------------

I.    PURCHASE AND SALE OF COMPANY SHARES.
      ------------------------------------

      (a)  Basic Transaction. On and subject to the terms and conditions of
           -----------------
this Agreement, the Buyer agrees to purchase from the Sellers, and the Sellers agree to sell to the Buyer, all of the' ir Shares of Company Stock for the consideration specified below in this Section 2.

     (b)  Purchase Price. On and subject to the terms and conditions of this
          --------------
Agreement, as consideration for the sale of their Shares of Company Stock, Sellers shall be entitled to receive, in the aggregate, the following:

          (i) the payment by Buyer of SIXTY-NINE THOUSAND SIX HUNDRED AND 00/100 ($69,600.00) (the "Cash") by wire transfer or delivery of other immediately available funds on the Closing Date; and

          (ii) subordinated promissory notes from the Buyer (the "Buyer Notes") in the aggregate principal amount of ONE HUNDRED NINETY-SEVEN THOUSAND EIGHT HUNDRED FORTY AND 00/100 ($197,840.00) on the terms and conditions set forth below and in the form of Exhibit A-1 attached hereto.

          (iii) subordinated promissory notes from the Buyer (the "Buyer Parallel Notes") in aggregate principal amount of TWO HUNDRED SIXTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($267,500.00) on terms and conditions set forth below and in the form of Exhibit A-2 attached hereto.

     (c)  Certain Provisions With Respect to the Buyer Notes.
          --------------------------------------------------

          (i) Subject to Sections 2(c)(g) and (h), the Buyer Notes shall bear interest at the Applicable Rate as it exists on the Effective Date and shall be payable as follows:

                  (A) $69,660.00 on the first day of the third calendar month commencing after the Effective Date;

                  (B) $69,660.00 on the first day of the fourth calendar month commencing after the Effective Date; and

                  (C) the remaining balance, together with all accrued and unpaid interest on the first day of the fifth month commencing after the Effective Date.

          (ii) Notwithstanding the foregoing, the Buyer shall have the right to prepay all or any part of the outstanding principal on any of the Buyer Notes without penalty, from time to time.

     (d)  Certain Provisions with Respect to the Parallel Notes. The Buyer
          -----------------------------------------------------
Parallel Notes shall bear interest at the Applicable Rate as of the Effective Date and shall be due and payable on the first to occur of (A) July 1, 2000 or
(B) on the first day of the first calendar month commencing after the closing and funding of the Initial Public Offering. Accrued interest shall be payable with respect to the Parallel Notes in a single payment with outstanding principal. Buyer shall not have a right of prepayment with respect to the Parallel Notes.

     (e)  Employment Agreements. McConnell, Holcombe and Hecker shall each
          ---------------------
enter into an employment agreement with the Buyer on terms and conditions satisfactory to the Buyer and Sellers in substantially the form of Exhibits B-1, B-2 and B-3, respectively, attached hereto.

     (f)  Collateral Pledge Agreement. The obligations of Buyer under the buyer
          ---------------------------
Notes and the Buyer Parallel Notes shall be secured by the Company Stock pursuant to the terms of a Collateral Pledge Agreement in the form of Exhibit C attached hereto.

     (g)  Right of Offset.  Subject to Section 6(e), the Buyer expressly
          ---------------
reserves against the Sellers the right to offset against any and all sums payable under the Buyer Notes an amount equal to all damages sustained by the Buyer or the Company by reason of any default by the Sellers or the breach of any representation, warranty or covenant of the Sellers under this Agreement; provided, however, that Buyer shall not exercise any right of offset with respect to damages until such time as Buyer shall have determined that a loss or damage for which Sellers have indemnified Buyer or the Company hereunder has been recognized or that a reserve, with respect thereto, should be established for the purposes of GAAP.

     (h)  Allocation of Amounts Due Sellers. The Cash, Buyer Notes and the
          ---------------------------------
Buyer Parallel Notes shall be allocated among the Sellers in proportion to their respective holdings of Company Stock as set forth in (S)4(b) of the Disclosure Schedule.

     (i)  The Closing, Conditions Precedent.
          ---------------------------------

          (i) the closing of the transactions contemplated in this Agreement (the "Closing") shall take place at the offices of Jackson Walker L.L.P., 100 Congress Avenue, Suite 1100, Austin, Texas 78701, commencing at 9:00 a.m. local time on the first business day following the satisfaction of the conditions precedent set forth in the following sentence, or at such other time, date and place as shall be mutually satisfactory to the parties, but not later than March 17, 1999 (the "Closing Date"). Notwithstanding any other provision of this Agreement to the contrary, the Closing shall be subject to the satisfaction of the following conditions precedent:

                 (A) With respect to the Buyer on the one hand and Sellers and the Company on the other, each of the representations and warranties of the other parties hereto shall be true and complete as of the Closing, and each of the parties hereto shall have performed their respective covenants;

                 (B) each third party lender to the Company or Buyer having a security interest in any of the property of the Company or Buyer, as the case may be or whose indebtedness from the Company or Buyer would be in default as a result of the consummation of any of the transactions contemplated herein, shall have consented to the consummation of the transactions contemplated herein and agreed (i) to waive any defaults occurring as a result of such consummation for a period of not less than thirty days or (ii) agree to amend its lending relationship with the Company or Buyer, respectively in a manner satisfactory to the Buyer;

                 (C) the Sellers shall have acquired an aggregate of 4,458 shares of the Common Stock, (the "Buyer Common Stock") of Seller for and in consideration of, at the election of the Sellers, either (i) $60.00 per share in cash or (ii) promissory notes (the "Seller Notes") allocated among the Sellers in proportion to their holdings of Company Stock in principal amount equal to $60.00 per share acquired.

     (j)  Waive Compliance.  With respect to the Buyer, the Sellers and the
          ----------------
Company shall have waived compliance by any party thereto of the provisions of the Shareholder's Agreement described in Section 3(a)(b) of Annex I with regard to the transactions contemplated herein and with regard to any transaction between Buyer and any third party.

     (k)  Deliveries at the Closing.  At the Closing, (i) Sellers will deliver
          -------------------------
to the Buyer stock certificates representing all of their Company Stock, endorsed in blank or accompanied by duly executed assignment documents and (ii) the Buyer will deliver to the Seller the consideration specified in (S)2(b) above, executed Collateral Pledge Agreements and all Company Stock certificates as necessary to perfect Sellers' security interests.

3.   REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.
     ---------------------------------------------------------

     (a)  Representations and Warranties of the Sellers. Each of the Sellers
          ---------------------------------------------
represents and warrants, jointly and severally, to the Buyer that the statements contained in this (S)3(a) are correct and complete as of the Effective Date except as set forth in Annex I attached hereto.

          (i)     Authorization of Transaction. The Seller has full power and
                  ----------------------------
     authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (ii)    Noncontravention.  Neither the execution and the delivery of
                  ----------------
     this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he or it is bound or to which any of his or its assets is subject.

          (iii)    Brokers' Fees. The Seller has no Liability or obligation to
                   -------------
     pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

          (iv)     Investment.  The Seller (A) understands that the Buyer
                   ----------
     Notes, the Buyer Parallel Notes and the Buyer's Common Stock have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering,
     (B) is acquiring the Buyer Notes, the Parallel Notes and the potential for Buyer common stock solely for his/its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters,
     (D) has received certain information concerning the Buyer and has had the opportunity to obtain any and all additional information as desired in order to evaluate the merits and the risks inherent in holding the Buyer Note, the Buyer Parallel Notes and Buyer Common Stock, (E) is able to bear the economic risk and lack of liquidity inherent in holding the Buyer Notes, the Buyer Parallel Notes or Buyer Common Stock, and (F) each of the Sellers is an Accredited Investor for the reasons set forth on Annex 1.

          (v)      Company Shares.  The Seller holds of record and owns
                   --------------
     beneficially the number of Shares of Company Stock set forth next to his/its name in (S)4(b) of the Disclosure Schedule, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interest, option, warrant, purchase right, contract, commitment, claim or demand, and which constitute all of the issued and outstanding capital stock of the Company. Except for the Shareholder's Agreement described in Section 3(a)(v) of Annex I. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

     (b)  Representations and Warranties of the Buyer. The Buyer represents and
          -------------------------------------------
warrants to the Sellers that the statements contained in this (S)3(b) are correct and complete as of the Effective Date except as set forth in Annex II attached hereto. No disclosure by Buyer of any exception to the representations and warranties described in this Section 3(b) shall be deemed adequate to relieve Buyer of liability with respect to such representation or warranty unless such disclosure shall be in writing and identifies with particularity the relevant facts in detail.

          (i)      Organization of the Buyer. The Buyer is a corporation duly
                   -------------------------
     organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

          (ii)     Authorization of Transaction. The Buyer has full power and
                   ----------------------------
     authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (iii)    Noncontravention. Neither the execution and the delivery of
                   ----------------
     this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

          (iv)     Brokers' Fees.  The Buyer has no Liability or obligation to
                   -------------
     pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

          (v)      Investment. The Buyer is not acquiring the Company Shares
                   ----------
     with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

          (vi)     Buyer Common Stock. Donald Esters holds of record, and owns
                   ------------------
     beneficially, the shares of Buyer Common Stock to be conveyed to the Sellers at the closing, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws) taxes, Security Interest, option, warrant, purchase right, contract, commitment, claim and demand.

4.  REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY AND ITS SUBSIDIARIES.
    --------------------------------------------------------------------------
The Sellers and the Company represent and warrant, jointly and severally, to the Buyer that the statements contained in this (S)4 are correct and complete as of the Effective Date except as set forth in the disclosure schedule delivered by the Sellers to the Buyer and attached hereto as Annex III (the "Disclosure
                                                                   ----------
Schedule").  Nothing in the Disclosure Schedule shall be deemed adequate to
--------
disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the' exception with particularity and describes the relevant facts in detail or specifically references such information as provided elsewhere in the Disclosure Schedule. Without limiting the generality of the foregoing, the mere listing of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the relevant representation or warranty is specifically identified and reference is made to an appropriate description of the document included elsewhere in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this (S)4.

     (a)  Organization, Qualification, and Corporate Power.  The Company is a
          ------------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. (S)4(a) of the Disclosure Schedule lists the directors and officers of the Company. The Sellers have delivered to the Buyer correct and complete copies of the charter and bylaws of the Company (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Company are correct and complete. The Company is not in default under or in violation of any provision of its charter or bylaws.

     (b)  Capitalization. The entire authorized capital stock of the Company
          --------------
consists of 10,000 Company Shares, of which 1,131 Company Shares are issued and outstanding and no Company Shares are held in treasury. All of the issued and outstanding Company Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the respective Sellers as set forth in (S)4(b) of the Disclosure Schedule. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

     (c)  Noncontravention.  Neither the execution and the delivery of this
          ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of the Company or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (d)  Brokers' Fees.  The Company does not have any Liability or obligation
          -------------
to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (e)  Title to Assets.  The Company has good and marketable title to, or a
          ---------------
valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

     (f)  Subsidiaries.  The Company has no subsidiaries, either direct or
          ------------
indirect, whatsoever.

     (g)  Financial Statements.  Attached hereto to (S)4(g) of the Disclosure
          --------------------
Schedule are the following financial statements (collectively the "Financial
                                                                   ---------
Statements"): (i) balance sheets and statements of income and changes in
----------
stockholders' equity as of and for the fiscal years ended December 31, 1995, 1996, and 1997 (the "Most Recent Fiscal Year End") for the Company; and (ii)
                     ---------------------------
balance sheets and statements of income (the "Most Recent Financial Statements")
                                              --------------------------------
as of and for the 11 months ended November 30, 1998 (the "Most Recent Fiscal
                                                          ------------------
Month End") for the Company.  The Financial Statements (including the notes
---------
thereto) have been prepared on a consistent basis throughout the periods covered thereby (although interim statements do not contain a report or year end reconciliations, contain and reflect in all respects all necessary adjustments and present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are correct and complete, and are consistent with the books and records of the Company (which books and records are correct and complete).

     (h)  Events Subsequent to Most Recent Fiscal Month End.  Since the Most
          -------------------------------------------------
Recent Fiscal Month End, there has not been any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Without limiting the generality of the foregoing, since that date:

          (i) the Company has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

          (ii) the Company has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $10,000 or outside the Ordinary Course of Business;

          (iii) no party (including the Company ) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license or series of related agreements, contracts, leases, and licenses) involving more than $10,000 to which the Company is a party or by which any of them is bound;

          (iv) the Company has not imposed any Security Interest upon any of its assets, tangible or intangible;

          (v) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than $10,000 or outside the Ordinary Course of Business;

          (vi) the Company has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $10,000 or outside the Ordinary Course of Business;

          (vii) the Company has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $10,000 singly or $50,000 in the aggregate;

          (viii) the Company has not failed to pay any of its obligations when due or delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

          (ix) the Company has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $ 10,000 or outside the Ordinary Course of Business;

          (x) the Company has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

          (xi) there has been no change made or authorized in the charter or bylaws of the Company;

          (xii) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

          (xiii) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

          (xiv) the Company has not experienced any damage, destruction, or loss (whether or not covered by insurance) to its property, outside of ordinary wear and tear, involving more than $21,000 in the aggregate as to all such damages;

          (xv) the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xvi) other than hiring "at will" employees in the ordinary course, the Company has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

          (xvii) other than raises in the ordinary course of business granted to employees at will, the Company has not granted any (a) increase in the compensation or (b) bonuses, incentive compensation or other benefits, contingent or otherwise, of or for the benefit of any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xviii) the Company has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

          (xix) the Company has not made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xx) the Company has not made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

          (xxi) there has not been any other occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Company; and

          (xxii)   the Company has not committed to any of the foregoing.

     (i)  Undisclosed Liabilities. The Company has no Liability (and there is
          -----------------------
no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) Liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (j)  Legal Compliance.  Each of the Company and its predecessors and
          ----------------
Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

     (k)  Tax Matters.
          -----------

          (i) The Company has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

          (ii) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (iii) No Seller or director or officer (or employee responsible for Tax matters) of the Company expects any authority to assess any additional Tax for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Company either (A) claimed or raised by any authority in waiting or (B) as to which any of the Seller and the directors and officers (and employees responsible for Tax matters) of the Company has Knowledge based upon personal contact with any agent of such authority. (S)4(k) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after December 31, 1991 indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Seller have delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 1991.

          (iv) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (v) The Company has not filed a consent under Code (S)341(f) concerning collapsible corporations. The Company has not made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code (S) 270G. The Company has not been a United States real property holding corporation within the meaning of Code
     (S)797(c)(2) during the applicable period specified in Code
     (S)797(c)(1)(A)(ii). The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code (S)5552. The Company is not a party to any Tax allocation or sharing agreement. The Company (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (B) has no Liability for the Taxes of any Person (other than the Company) under Reg.

     (S)1.1502-5 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

          (vi) The Sellers will provide the following information before Closing with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Company or Subsidiary in its assets; (B) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company; and (C) the amount of any deferred gain or loss allocable to the Company or Subsidiary arising out of any Deferred Intercompany Transaction.

          (vii) The unpaid Tax of the Company (A) did not, as of the Most Recent Fiscal Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

(l)  Real Property.
     -------------

          (i) Other than leasehold interests, the Company does not own any real property whatsoever.

          (ii) (S)4(l)(ii) of the Disclosure Schedule lists and describes briefly all real property leased or subleased to the Company. The Sellers have delivered to the Buyer correct and complete copies of the leases and subleases listed in (S)4(l)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in (S)4(l)(ii) of the Disclosure Schedule:

                   (A) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect;

                   (B) the lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                   (C) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                   (D) no party to the lease or sublease has repudiated any provision thereof;

                   (E) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

                   (F) with respect to each sublease, the representations and warranties set forth in subsections (A) through (E) above are true and correct with respect to the underlying lease;

                   (G) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                   (H) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations; and

                   (I) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities.

     (m)  Intellectual Property.
          ---------------------

          (i) The Company owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the businesses of the Company as presently conducted and as presently proposed to be conducted. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing hereunder will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing hereunder. The Company has taken all necessary and desirable action to maintain and protect each item of Intellectual Property that it owns or uses.

          (ii) The Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company.

          (iii) (S)4(m)(iii) of the Disclosure Schedule identifies each patent or registration which has been issued to the Company with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which the Company has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property (together with any exceptions). The Sellers have delivered to the Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date) and have made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. (S)4(m)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by the Company in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in (S)4(m)(iii) of the Disclosure Schedule:

                   (A) the Company possesses all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

                   (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                   (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                   (D) the Company has never agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

          (iv) (S)4(m)(iv) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission. The Sellers have delivered to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in (S)4(m)(iv) of the Disclosure Schedule:

                   (A) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

                   (B) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in (S)2 above);

                   (C) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                   (D) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

                   (E) with respect to each sublicense, the representations and warranties set forth in subsections (A) through (D) above are true and correct with respect to the underlying license;

                   (F) the underlying item of Intellectual Property is not subject to any outstanding injunction, Judgment, order, decree, ruling, or charge;

                   (G) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of any of the Seller and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                   (H) the Company has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

          (v) To the Knowledge of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, the Company will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

          (vi) None of the Sellers and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company had any Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of the Company.

     (n)  Tangible Assets.  The Company owns or leases all buildings,
          ---------------
machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted. To the best knowledge of Sellers, each such tangible asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), is suitable for the purposes for which it presently is used and presently is proposed to be used and is in conformity in all material respects with all applicable laws, ordinances, orders, regulations and other requirements (including applicable zoning, environmental, motor vehicle safety or standards, occupational health and safety laws and regulations) relating thereto currently in effect.

     (o)  Inventory.  The inventory of the Company consists of raw materials
          ---------
and supplies, manufactured and purchased parts, goods in process, and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured, and none of which is slow-moving, obsolete, damaged, or defective, subject only to the reserve for inventory write down set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company or as adjusted in the inventory evaluation conducted by DoveTech on or about January 8, 1999.

     (p)  Contracts.  (S)4(p) of the Disclosure Schedule lists all contracts
          ---------
and other agreements to which the Company is a party including, but not limited to, the following:

          (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments;

          (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a loss to the Company, or involve consideration in excess of $10,000;

          (iii)    any agreement concerning a partnership or joint venture;

          (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

          (v)      any agreement concerning confidentiality or noncompetition;

          (vi) any agreement with any of the Sellers and their Affiliates (other than the Company);

          (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

          (viii)   any collective bargaining agreement;

          (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing any form of compensation or providing severance benefits;

          (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

          (xi) any agreement under which the consequences of a default or termination could have an adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company; or

          (xii) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $10,000.

The Sellers have delivered to the Buyer a correct and complete copy of each written agreement listed in (S)4(p) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in (S)4(p) of the Disclosure Schedule. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

     (q)  Notes and Accounts Receivable.  All notes and accounts receivable of
          -----------------------------
the Company are reflected properly on their books and records, are valid receivable subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company.

     (r)  Powers of Attorney.  There are no outstanding powers of attorney
          ------------------
executed on behalf of the Company.

     (s)  Insurance.  (S)4(s) of the Disclosure Schedule sets forth the
          ---------
following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Company has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past 5 years:

          (i)      the name, address, and telephone number of the agent;

          (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

          (iii)    the policy number and the period of coverage;

          (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

          (v) a description of any retroactive premium adjustments or other loss-sharing, arrangements.

With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Company nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof The Company has been covered during the past 5 years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. (S)4(s) of the Disclosure Schedule describes any self-insurance arrangements affecting the Company.

     (t)  Litigation.  (S)4(t) of the Disclosure Schedule sets forth each
          ----------
instance in which the Company (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or ii is a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in
(S)4(t) of the Disclosure Schedule could result in any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. None of the Sellers and the directors and officers (and employees with responsibility for litigation matters)of the Company has any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Company.

     (u)  Product Warranty. To the knowledge of Sellers after diligent
          ----------------
investigation, each product manufactured, sold, leased, or delivered by the Company has been in conformity with all applicable contractual commitments and all express and implied warranties, and the Company has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company. No product manufactured, sold, leased, or delivered by the Company is subject to any guaranty, warranty, or other indemnity beyond the applicable standard terms and conditions of sale or lease. (S)4 of the Disclosure Schedule includes copies of the standard terms and conditions of sale or lease for the Company (containing applicable guaranty, warranty, and indemnity provisions).

     (v)  Product Liability.  To the knowledge of Sellers after diligent
          -----------------
investigation, the Company has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by the Company.

     (w)  Employees.  To the Knowledge of any of the Sellers, no executives
          ---------
key employee. or group of employees has any plans to terminate employment with the Company. The Company is not a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Company has not committed any unfair labor practice. None of the Sellers and the directors and officers (and employees with responsibility for employment matters) of the Company has any knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company.

     (x)  Employee Benefits.
          -----------------

          (i) (S)4(x) of the Disclosure Schedule lists each Employee Benefit Plan that the Company maintains or to which the Company contributes.

                   (A) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                   (B) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-l's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 5 of Subtitle B of Title I of ERISA and of Code (S) 4970B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                   (C) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Company. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                   (D) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code (S)401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

                   (E) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan) equals or exceeds the present value of all vested and non-vested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

                   (F) The Sellers have delivered to the Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

          (ii) With respect to each Employee Benefit Plan that the Company maintains or ever has maintained or to which it contributes, ever has contributed, or ever has been required to contribute:

                   (A) No such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially I terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or threatened.

                   (B) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened. None of the Seller and the directors and officers (and employees with responsibility for employee benefits matters) of the Company has any Knowledge of any Basis for any such action, suit, proceeding, hearing, or investigation.

                   (C) The Company has not incurred, and none of the Seller and the directors and officers (and employees with responsibility for employee benefits matters) of the Company has any reason to expect that the Company will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

          (iii) The Company does not contribute to, never has contributed to, and never has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

          (iv) The Company does not maintain, never has maintained or contributed and never has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code (S) 4860B).

     (y)  Guaranties. Except as described in the Disclosure Schedule, the
          ----------
Company is not a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

     (z)  Environment, Health, and Safety.
          -------------------------------

          (i) To the knowledge of Sellers, the Company and its predecessors and Affiliates have complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, the Company and its predecessors and Affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

          (ii) To the knowledge of Sellers, the Company has no Liability (and none of the Company and its predecessors and Affiliates have handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Company giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

          (iii) To the knowledge of Sellers, all properties and equipment used in the business of the Company and its predecessors and Affiliates have been free of asbestos, PCB'S, methylene chloride, trichloroethylene, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

     (aa) Certain Business Relationships with the Company. None of the
          -----------------------------------------------
Sellers and their Affiliates has been involved in any business arrangement or relationship with the Company within the past 12 months, and none of the Sellers and their Affiliates owns any asset, tangible or intangible, which is used in the business of the Company.

     (bb) Disclosure. The representations and warranties contained in this
          ----------
(S)4 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this (S)4 not misleading.

5.   POST-CLOSING COVENANTS.  The Parties agree as follows with respect to the
     ----------------------
period following the Closing.

     (a)  General. In case at any time after the Effective Date any further
          -------
action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under (S)6 below). The Sellers acknowledge and agree that from and after the Effective Date the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Company, subject only to Sellers' right upon notice to inspect and copy same for any proper purpose.

     (b)  Litigation Support. In the event and for so long as any Party
          ------------------
actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Effective Date involving the Company, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under (S)6 below).

     (c)  Transition. The Sellers will not take any action that is designed or
          ----------
intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing. The Sellers will refer all customer inquiries relating to the businesses of the Company to the Buyer from and after the Closing.

     (d)  Certain Guarantees. Not later than 10 days following the Closing,
          ------------------
Buyer will cause the Sellers to be released from each Guaranty or similar arrangement pursuant to which Sellers have agreed to provide security or be liable with respect to any loan or advance of money by any third party or financial institution, equipment lessor, landlord or the like providing goods or services or making available real property for the benefit of the Company; provided, however, Buyer shall not be obligated pursuant to this Section 5(d) with respect to any such guaranty which relates to any debt or any obligation of any kind not reflected on or reserved for in the Most Recent Balance Sheet or specifically described on Annex IV.

     (e)  Liabilities of the Company. The Buyer shall cause the Company to
          --------------------------
perform its obligations reflected on the Most Recent Balance Sheet to the extent of the Company's ability to do so and shall not, until the satisfaction of such obligations or the third anniversary of the Closing accept any dividend or other distribution of money or property (excluding dividends payable solely in the equity or debt securities of the Company) in respect of its ownership of the equity securities of the Company. Notwithstanding the foregoing sentence, Buyer may accept dividends and distributions with respect to the equity securities of the Company prior to the third anniversary of the Closing or the satisfaction of the liabilities reflected on the Most Recent Balance Sheet if, at the time of accepting such dividends or distribution, it covenants to make a contribution to the capital of the Company in the amount of such dividend or distribution in the event that prior to the third anniversary of the Closing or the satisfaction of the last to be satisfied of the liabilities reflected on the Most Recent Balance Sheet a claim is made by any third party against the Sellers with respect to the liabilities reflected on the Most Recent Balance Sheet.

     (f)  Employee Tenure.  For the purposes of vacation accruals and similar
          ---------------
non-cash benefits associated with employment, each employee of the Company shall continue to be treated as having commenced employment with the Company (or the Buyer if such person becomes employed by Buyer prior to any termination of employment with the Company) on the date such person commenced employment with the Company.

6.   REMEDIES FOR BREACHES OF THIS AGREEMENT.
     ---------------------------------------

     (a)  Survival of Representations and Warranties.  Except for the
          ------------------------------------------
representations and warranties set forth in Sections 3 and 4(i), (k), (x) and
(z) which shall survive indefinitely, all of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder without regard to any investigation made by any of the Parties (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect until the passage of 18 months following the Closing Date.

     (b)  Indemnification Provisions for Benefit of the Buyer.
          ---------------------------------------------------

          (i) Subject to the limitations set forth in (S) 6(e) below, in the event the Sellers breach (or in the event any third party alleges, in writing, facts that, if true, would mean the

     Sellers have breached) any of their representations, warranties, and covenants contained herein (other than the covenants in (S)2(a) above and the representations and warranties in (S)3(a) above), and, if there is an applicable survival period pursuant to (S)6(a) above, provided that the Buyer makes a written claim for indemnification against the Sellers pursuant to (S)8(d) below within such survival period, then the Sellers agree to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

          (ii) Subject to the limitations set forth in (S) 6(e) below, in the event the Sellers breach (or in the event any third party alleges, in writing, facts that, if true, would mean any of the Sellers has breached) any of his or its covenants in (S)2(a) above or any of his or its representations and warranties in (S)3(a) above, and, if there is an applicable survival period pursuant to (S)6(a) above, provided that the Buyer makes a written claim for indemnification against the Sellers pursuant to (S)8(h) below within such survival period, then the Sellers agree to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

          (iii) Subject to the limitations set forth in (S)6(e) below, the Sellers agree to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of the Company
     (x) for any Tax or portion thereof ending on or before the Closing.7 Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with (S)8(c)) to the portion of such period beginning before and ending on the Closing
     Date), to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Most Recent Balance Sheet (rather than in any notes thereto)[, as such reserve is adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing their Tax Returns, and (y) for the unpaid Taxes of any Person (other than the Company ) under Reg. (S) 1. 1502-5 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     (c)  Indemnification Provisions for Benefit of the Sellers.  Subject to
          -----------------------------------------------------
the limitations set forth in (S) 6(e) below, in the event the Buyer breaches (or in the event any third party alleges, in writing, facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, including Buyer's obligations in Section 5(d) above, and, if there is an applicable survival period pursuant to (S)6(a) above, provided that the Sellers make a written claim for indemnification against the Buyer pursuant to (S)8(h) below within such survival period, then the Buyer agrees to indemnify each of the Seller from and against the entirety of any Adverse Consequences the Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Sellers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

     (d)  Matters Involving Third Parties.
          -------------------------------

          (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this (S)6, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing (which notice shall contain a copy of any written allegations giving rise to a claim for indemnity); provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

          (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 30 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the controlling business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with (S)6(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

          (iv) In the event any of the conditions in (S)6(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this (S)6.

     (e)  Limitations. The provisions of this (S) 6 notwithstanding, neither
          -----------
the Buyer nor the Sellers shall be liable to or required to indemnify the other under (S)(S) 6(b) or (c) until the aggregate amount otherwise due the party to be indemnified exceeds an accumulated total of Ten Thousand Dollars ($10,000.00).

     (f)  Determination of Adverse Consequences. The Parties shall take into
          -------------------------------------
account the time cost of money (using the Applicable Rate as the discount rate) in determining Adverse Consequences for purposes of this (S)6. All indemnification payments under this (S)6 shall be deemed adjustments to the Purchase Price.

     (g)  Other Indemnification Provisions. The foregoing indemnification
          --------------------------------
provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. The Sellers hereby agree that they will not make any claim for indemnification against the Company by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against such Seller (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

7.  TAX MATTERS.  The following provisions shall govern the allocation of
    -----------
responsibility between Buyer and Sellers for certain tax matters following the Closing Date:

     (a)  Tax Periods Ending on or Before the Effective Date. Sellers shall
          --------------------------------------------------
prepare or cause to be prepared and file or cause to be filed all Tax Retums for the Company for all periods ending on or prior to the Effective Date which are filed after the Closing. Sellers shall permit Company to review and comment on each such Tax Retum described in the preceding sentence prior to filing.
Sellers shall reimburse Buyer for Taxes of the Company with respect to such periods within fifteen (15) days after payment by Buyer or the Company of such Taxes to the extent such Taxes are not reflected in the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the Most Recent Balance Sheet or incurred in the ordinary course of business since that date.

     (b)  Tax Periods Beginning Before and Ending After the Closing Date.
          --------------------------------------------------------------
Buyer shall prepare or cause to be prepared and file or cause to be filed any Tax Retums of the Company for all periods ending after the Effective Date. Buyer shall be responsible for taxes incurred after the Effective Date.

     (c)  Cooperation on Tax Matters.
          --------------------------

          (i) Buyer, the Company and Sellers shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Retums pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and Sellers agree (A) to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Buyer or Sellers, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Company or Sellers, as the case may be, shall allow the other party to take possession of such books and records.

          (ii) Buyer and Sellers further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

          (iii) Buyer and Sellers further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

     (d)  Tax Sharing Agreements; "S" Corporation Election. All tax sharing
          ------------------------------------------------
agreements or similar agreements with respect to or involving the Company shall be tenninated as of the Closing Date and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder. The Company shall terminate its election under Subchapter S of the Code as of the Effective Date and prior to the Closing.

     (e)  Certain Taxes.  All transfer, documentary, sales, use, stamp,
          -------------
registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this

Agreement (including any New York State Gains Tax, New York City Transfer Tax and any similar tax imposed in other states or subdivisions), shall be paid by Sellers when due, and Seller will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, Buyer will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

8.  MISCELLANEOUS.
    -------------

     (a)  Arbitration. The Parties agree that all disputes among the Parties
          -----------
after the Closing arising out of or relating to this Agreement, including without limitation the indemnities provided above or the breach thereof, shall be submitted to the American Arbitration Association ("AAA") for arbitration before a single arbitrator for final and binding arbitration in accordance with the rules of AAA then in effect or such other procedures as the Parties may agree to as the sole and exclusive remedy for resolving such disputes. The Parties agree that the decision of the arbitrator shall be final and binding between the Parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The Parties agree that any such arbitration shall take place in Austin, Texas. The fees and expenses of such arbitration (including reasonable attomeys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

     (b)  Waiver of Jury Trial. THE PARTIES EACH ACKINOWLEDGE AND AGREE THAT
          --------------------
BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM (OTHER THAN THOSE SET FORTH IN SECTION 5(d)), THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED.

     (c)  Nature of Certain Obligations. The representations, warranties, and
          -----------------------------
covenants in this Agreement are a material inducement to Buyer and Sellers in entering into this Agreement. Thus, Buyer and Sellers will be responsible to the extent provided in (S)6 above for the entirety of any Adverse Consequences any other party may suffer as a result of any breach thereof.

     (d)  Press Releases and Public Announcements.  No Party shall issue any
          ---------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer and the Company, provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

     (e)  No Third-Party Beneficiaries. This Agreement shall not confer any
          ----------------------------
rights or remedies upon any Person other than the Parties and their respective successors and pennitted assigns.

     (f)  Entire Agreement. This Agreement (including the documents referred
          ----------------
to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, negotiations or representations by or among the Parties or their representatives, whether written or oral, to the extent they related in any way to the subject matter hereof.

     (g)  Succession and Assignment. This Agreement shall be binding upon and
          -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, Interests, or obligations hereunder without the prior written approval of the Buyer and the Seller; provided, however, that the Buyer may (i)
                                      -----------------
assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases the Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     (h)  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (i)  Headings. The section headings contained in this Agreement are
          --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (j)  Notices.  All notices, requests, demands, claims, and other
          -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mall, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Sellers:      Pro Line Video, Inc.
-----------------       2601 McHale Court, Suite 140
                        Austin, TX 78758
                        Attn:  James E. McConnell, III

If to the Buyer:        Intellisys Group, Inc.
---------------         140 East Dana Street
                        Mountain View, California 84041
                        Attention: Donald J. Esters, Chairman of the Board

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     (k)  Governing Law. This Agreement shall be govemed by and construed in
          -------------
accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any other jurisdiction.

     (l)  Amendments and Waivers.  No amendment of any provision of this
          ----------------------
Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (m)  Severability. Any term or provision of this Agreement that is
          ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending tenn or provision in any other situation or in any other jurisdiction.

     (n)  Expenses.  Except that the Company shall pay up to $12,000.00 of the
          --------
Sellers' legal fees associated with this Agreement, each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Sellers agree that the Company has not borne and will not bear any of the Sellers'costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby in excess of $12,000.00.

     (o)  Construction. The Parties have participated jointly in the
          ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained here in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     (p)  Incorporation of Exhibits, Annexes, and Schedules. The Exhibits,
          -------------------------------------------------
Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (q)  Specific Performance. Each of the Parties acknowledges and agrees
          --------------------
that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any arbitration proceeding.

     IN WITNESS WHEREOF, the Parties hereto have executed this Ageement on as of the date first above written.

                                        INTELLISYS GROUP, INC.


                                        By:  /s/ Donald J. Esters
                                           -------------------------------
                                        Name:   Donald J. Esters
                                             -----------------------------
                                        Title:      Chairman of the Board
                                              ----------------------------



                                        PRO LINE VIDEO, INC.


                                        By: /s/ Marvin Hecker
                                           -------------------------------
                                        Name:  Marvin Hecker
                                             -----------------------------
                                        Title:     President
                                              ----------------------------



                                        SELLERS


                                        /s/ James E. McConnell, III
                                        ----------------------------------
                                        James E. McConnell, III


                                        /s/ Hugh W. Holcombe
                                        ----------------------------------
                                        Hugh W. Holcombe


                                        /s/ Marvin L. Hecker
                                        ----------------------------------
                                        Marvin L. Hecker

                                    ANNEX I
                                    -------


(S)3(a)(v): That one certain Stock Purchase and Transfer Restriction Agreement dated November 29, 1996, by and between the shareholders of the Company restricting the sale of all common stock owned by the shareholders, as more particularly provided for therein, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(a) at Tab A.

                                   ANNEX II
                                   --------

                                    [NONE]

                                   ANNEX III
                                   ---------

(S)4(a):

     a. Directors of the Company consist of James E. McConnell, III, Marvin L. Hecker, and Hugh W. Holcomb.
     b. Officers of the Company consist of Marvin Hecker, President, James E. McConnell, III, Vice President, and Hugh W. Holcomb, Secretary/Treasurer.
     Copies of the Company charter, bylaws, minute book, stock certificate book and stock record book are contained in the Disclosure Documents at Tab A.

(S)4(b):  Shares of the Company are held as follows:
          James E. McConnell, III -   820 shares
          Hugh W. Holcomb -    191 shares
          Marvin L. Hecker -    120 shares
          Copies of the share certificates representing the number of shares listed above are contained in the Disclosure Documents at Tab A.

(S)4(c):
     a. The Company has entered into an agreement with Norwest Bank Texas, N.A. which provides in principal that the default provision prohibiting the sale of all stock of the Company will be waived for ten (10) days following the Closing Date (as defined in the Stock Purchase Agreement), subject to the payment in full of the two (2) promissory notes having a principal balance of $546,000.00 and $111,374.00 respectively, all as more particularly provided for in that one certain Waiver Agreement, a true and correct copy of which is contained in the Disclosure Documents at Tab C.

     b. The sale of stock contemplated by the Stock Purchase Agreement has not been approved by the Lessor in the four (4) leases as more fully described in
(S)4(i) c. through f. herein below, copies of which are contained in the Disclosure Documents at Tab I.

(S)4(g): True and correct copies of the Financial Statements listed in (S)4(g) are contained in the Disclosure Documents at Tab G.

(S)4(h)(i): Purchase Orders exceeding $10,000 in total value described as follows:
     a. Dell Computers for $39,706.10 dated 1/21/99.
     b. Dell computers for $21,980.16 dated 1/21/99.
     c. International Communications for $12,525.00 dated 12/30/98.
     d. Alamo Community College District for $125,810.00 dated 12/l/98.
     e. Department of the Navy for $14,700.00 dated 12/3/98.
     f. Trinity University for $16,402.00 dated 12/15/98.
     g. UT San Antonio for $363,415.00 dated 10/15/98.
     h. Department of the Air Force for $26,051.00 dated 1/14/97.
     i. Busch Entertainment Corporation (Sea World of Texas) for $21,139.00 dated 1/19/99.
     j. Dell Computers for $38,612.78 dated 1/12/99.
     k. UT Austin for $14,000.00 dated 12/18/98.

     1. Austin Commercial for $720,000.00 dated November 23, 1998.
     m. Defense Industrial Supply Center for $18,606 dated January 22, 1999.
     n. IXC Communications for $47,564.58 dated January 28, 1999.

     True and correct copies of the purchase orders are contained in the Disclosure Schedules at Tab H. Sellers believe that these transactions are all within of the Ordinary Course of Business.

(S)4(h)(viii): Due to recent cash flow problems experienced by the Company, its accounts payable are not being paid in the same manner as in previous accounting periods. A true and correct copy of an aged accounts payable list is contained in the Disclosure Documents at Tab H.

(S)4(i): The Company has certain liabilities that are not set forth on the face of the Most Recent Balance Sheet as follows:

     a. Lease Agreement by and between CPF Austin Industrial Associates Limited Partnership and The Video Store, Inc., d/b/a Pro Line Video dated May 16, 1990, as amended, concerning the property located at 2601 McHale Court, Suite 140, Austin, Texas, a true and correct copy of which is contained in the Disclosure Documents at Tab L.

     b. Lease Agreement by and between Congress Investments V, Ltd. and The Video Store, Inc. dated June 27, 1995, as amended, concerning the property located at 12770 Cimarron Path, Suite 132, San Antonio, Texas 78249, a true and correct copy of which is contained in the Disclosure Documents at Tab L.

     c. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1998, concerning the lease of a 1999 Ford Explorer, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     d. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1997, concerning the lease of a 1998 Dodge Caravan Van, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     e. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 10, 1997, concerning the lease of a 1998 Dodge Durango, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     f. Equipment Lease by and between Office Pavillion Corporate Furnishings and the Video Store, Inc. d/b/a Pro Line Video dated November 7, 1995 concerning certain office equipment, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

(S)4(k): True and correct copies of Tax Returns filed with respect to the Company for calendar year end 1990 through 1997 are contained in the Disclosure Documents at Tab K. No Tax Returns have been audited or are the subject of audit.

(S)4(l)(ii):

     a. Lease Agreement by and between CPF Austin Industrial Associates Limited Partnership and The Video Store, Inc., d/b/a Pro Line Video dated May 16, 1990, as amended, concerning the property located at 2601 McHale Court, Suite 140, Austin, Texas, a true and correct copy of which is contained in the Disclosure Documents at Tab L.

     b. Lease Agreement by and between Congress Investments V, Ltd. and The Video Store, Inc. dated June 27, 1995, as amended, concerning the property located at 12770 Cimarron Path, Suite 132, San Antonio, Texas 78249, a true and correct copy of which is contained in the Disclosure Documents at Tab L.

(S)4(m)(iii): None.

(S)4(m)(iv): None.

(S)4(p)(i):

     a. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1998, concerning the lease of a 1999 Ford Explorer, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     b. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1997, concerning the lease of a 1998 Dodge Caravan Van, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     c. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 10, 1997, concerning the lease of a 1998 Dodge Durango, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

     d. Equipment Lease by and between Office Pavillion Corporate Furnishings and the Video Store, Inc. d/b/a Pro Line Video dated November 7, 1995 concerning certain office equipment, a true and correct copy of which is contained in the Disclosure Documents at Tab P.

(S)4(p)(ii); See (S)4(h)(ii) to the extent that certain equipment with a value is excess of $ 10,000.00 has been ordered to perform under the purchase orders referenced therein, copies of which are contained in the Disclosure Documents at Tab H.

(S)4(p)(iv):

     a. Promissory Note #0133767-9001 at Norwest Bank Texas, N.A., dated 5/15/98 with a principal balance $546,000.00 as of February 1, 1999 and maturing on 5/15/99; including related security documents covering the pledge of substantially all of the Company's assets.

     b. Promissory Note #0133767-9002 at Norwest Bank Texas, N.A., dated 5/23/97 with a principal balance $111,374.00 as of February 1, 1999 and maturing on 5/23/01; including related security documents covering the pledge of substantially all of the Company's assets.

     c. Promissory Note #0133767-9003 at Norwest Bank Texas, N.A., dated 8/25/97 with a principal balance $12,023.26 as of February 1, 1999 and maturing on 8/25/00; including related security documents covering the pledge of substantially all of the Company's assets.

     d. Promissory Note #0135271-9001 at Norwest Bank Texas, N.A., dated 7/26/96 with a principal balance $2,369.26 as of February 1, 1999 and maturing on 7/16/99; including related security documents covering the pledge of substantially all of the Company's assets.

     e. UCC-1 financing statement filed by The Manifest Group, Marshall, Minn., against 105700 Projector, D-ILA (DLA-Gl000U).

     True and correct copies of all notes, security agreements, and UCC-1 financing statements are contained in the Disclosure Documents at Tab P.

(S)4(p)(vii):

     a. Profit Sharing Plan referenced in employee manual, originating in October 1994, and have no specific formula. A true and correct copy of the section of the manual referencing the plan is contained in the Disclosure Documents at Tab P.

     b. Sales Commission and Compensation Agreement dated September 27, 1997, to be effective as of January 1, 1998, containing formulas for calculation of commission and bonus income. A true and correct copy of this agreement is contained in the Disclosure Documents at Tab P.

(S)4(p)(ix): True and correct copies of the following described employment agreements are contained in the Disclosure Documents at Tab P.

     a. Employment agreement with Jim McConnell as Vice President - Austin/Branch Manager, effective January 1, 1998 at a base salary of $6,000/mo. plus benefits and a bonus plan based upon the performance if the Austin Branch as provided therein (base reduced to $5,000/mo may 1998).

     b. Employment agreement with Marvin Hecker as President, effective January 1, 1998, at a base salary of $6,000/mo. plus benefits plus a bonus plan based upon achieving certain sales and profit goals as provided therein (base reduced to $5,000/mo may 1998).

     c. Employment agreement with Skip Holcomb as Vice President - San Antonio, effective January 1, 1998, at base salary of $6,000/mo. plus benefits, and a bonus plan based upon the performance of the San Antonio Branch as provided therein (base reduced to $5,000/mo. May 1998).

     d. At will employment agreement with Dawn Kurtz dated February 15, 1999 providing for minimum compensation of $2,400/mo. for 4 months and $1,200/mo. for two months thereafter, and commission compensation only thereafter as provided by formula contained in the agreement.

     e. At will employment agreement with Michael Bales, dated December 8, 1998, as Installation Tech. Trainee compensated at $9.50/hr.

     f. At will employment agreement with Carl Bonheur, dated January 18, 1999, as Tech. III compensated at $14.00/hr.

     g. Employment agreement with Lisa J. Brauner, dated January 4, 1999, as Administrative, Asst. II compensated at $9.50/hr.

     h. Employment agreement with Ralph Bricker, dated February 12, 1996, as Service Technician compensated at $1,900/mo. plus commission based upon gross profits of the service department.

     i. Employment agreement with Bill Bush, dated October 16, 1998, as a Service Technician compensated at $2,775/mo. plus commission based upon profit on invoiced repair work.

     j. Employment agreement with Fred Chaney, dated September 30, 1997, as a Crew Chief compensated at $11.00/hr.

     k. Employment agreement with Terrell Coble, dated November 17, 1998, as a Sales Engineer, commencing on January 4, 1999, at a base salary of $60,000 per year plus 5% of gross profits on the sale of Visual Products in the South Central Region, based upon sales as a direct result of participating in engineering solutions for client.

     l. Employment agreement with Keith Zoeller, dated June 12, 1995, as an Outside Sales Associate with compensation as provided in the compensation package contained therein.

     m. Employment agreement with David Johnson, dated April 28, 1987, compensated at $9.00/hr.

     n. Employment agreement with Kamilla McKinski, dated May 19, 1997, as a Customer Service Rep. compensated at $2,000/mo. for 6 months probationary period, after which the salary will be reduced and commission included based on the income produced in each period by the account reps that this position supports.

     o. Employment agreement with Richard Speicher, dated May 27, 1997, compensated at $2,200/mo. plus 10% commission based upon a formula contained in the agreement.

     p. Employment agreement with Rocky Walker, dated September 30, 1997, as a Crew Chief compensated at $12.00/hr.

     q. Employment agreement with Mike Myers, dated September 30, 1997, as a Crew Chief (no stated hourly rate).

     r. Employment agreement with Mike Mabry, dated September 30, 1997, as Project Manager at a base salary of $2,600/mo. plus a commission equal to 2% of the prior month's profit on installation sales.

     s. Bonus contract with Bill McCarty, dated March 30, 1998, as described therein.

     t. Employment agreement with Daryl Neyers, dated October 20, 1997, as a Project Manager at a base salary of $2,900/mo. plus commission equal to 2% of the prior month's profit on installation sales.

     u. Employment agreement with Amber Silquero, dated December 15, 1997, as a Rental Coordinator with a guaranteed minimum monthly salary of $1,500 until April 8, 1998, with compensation thereafter as provided in the agreement.

     v. Employment agreement with Alison Kniker, dated January 15, 1998, as a Rental Manager at a base salary of $3,100/mo. plus a bonus package as described therein.

     w. Employment agreement with Chris Spagnola, dated January 30, 1998, as Install Technician Trainee compensated at $9.50/hr.

     x. Employment agreement with Juan A. Jones, dated March 13, 1998, as a Service Technician at a base salary of $2,300/mo. plus commission (after a 6 month evaluation) equal to 10% of profits on services rendered by employee.

     y. Employment agreement with Joseph "Bo" Murgo, dated March 17, 1998, as an Installation Tech. compensated at $9.00/hr.

     z. Bonus contract with Keith Zoeller, dated March 30, 1998, as described therein.

     aa. Employment agreement with Benson Goss, dated September 1, 1998, as an Installation Tech. Trainee compensated at $8.50/hr.

     bb. Employment agreement with Darlene Crow, dated October 22, 1996, as an Administrative Assistant compensated at $7.25/hr.

     cc. Employment agreement with Matthew C. Hanggee, dated October 23, 1998, as an Installation Tech. Trainee compensated at $8.50/hr.

     dd. Employment agreement with Kizzy E. Williams, dated November 1, 1998, as an Admin. Asst. compensated at $8.50/hr.

     ee. Employment agreement with Randy Davis, dated November 9, 1998, as an Installation Tech. compensated at $11.00/hr.

     ff. Employment agreement with Inga Jensen, dated November 12, 1998, Inside Sales at a base salary of $2,000/mo. plus 15% commission on "direct" sales profits, a 50/50 split commission in all "assertive" sales.

     gg. Employment agreement with Eric Horstmann, dated December 11, 1998, as a Project Engineer compensated at $3,100/mo.

     hh. Employment agreement with Peter Vickery, dated December 11, 1998, as a Project Technician compensated at $12.00/hr.

(S)4(q): Based upon information recently published in the Austin American Statesman, the Driskill Hotel is reported to be late in the payment of numerous suppliers. The Company holds an account receivable from the Driskill Hotel in the approximate amount of $13,000.00 which has not been adjusted on the Most Recent Balance Sheet. Collectability of this account is not known at this time.

(S)4(s):

     a. A seven (7) page Summary of Insurance prepared by Company's agent, Balcones-Southwest, Inc., is contained in the Disclosure Documents at Tab S and summarizes current property, casualty, liability, workers' compensation, business auto, equipment floater, installation and builders risk, liability umbrella, and electronic data processing coverage provided to Company by Republic Insurance Group.

     b. True and correct copies of similar coverage for Company in prior years are contained in the Disclosure Documents at Tab S and are summarized as follows:

          i. Policy period 1/28/96 to 1/28/97, issued through Valley Forge Insurance Company.

          ii. Policy period 1/28/95 to 1/28/96, issued through Valley Forge Insurance Company.

     c. True and correct copies of prior surety and/or performance bonds issued through Universal Surety of America are contained in the Disclosure Documents at Tab S.

(S)4(t): None.

(S)4(u): True and correct copies of standard warranties are contained in the Disclosure Documents at Tab U.

                                   ANNEX IV
                                   --------

(S)5(d): One or more of the Sellers have guaranteed the following obligations of the Company which do not appear on the Most Recent Balance Sheet but are to be included as obligations of Buyer pursuant to (S)5(d) of the Agreement;

     a. Lease Agreement by and between CPF Austin Industrial Associates Limited Partnership and The Video Store, Inc., d/b/a Pro Line Video dated May 16, 1990, as amended, concerning the property located at 2601 McHale Court, Suite 140, Austin, Texas, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(l)(ii) at Tab L.

     b. Lease Agreement by and between Congress Investments V, Ltd. and The Video Store, Inc. dated June 27, 1995, as amended, concerning the property located at 12770 Cimarron Path, Suite 132, San Antonio, Texas 78249, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(l)(ii) at Tab L.

     c. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1998, concerning the lease of a 1999 Ford Explorer, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(i) at Tab I.

     d. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 4, 1997, concerning the lease of a 1998 Dodge Caravan Van, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(i) at Tab I.

     e. Lease Agreement by and between Bank One Texas Leasing Corporation and Pro Line Video, Inc. dated December 10, 1997, concerning the lease of a 1998 Dodge Durango, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(i) at Tab I.

     f. Equipment Lease by and between Office Pavillion Corporate Furnishings and the Video Store, Inc. d/b/a Pro Line Video dated November 7, 1995 concerning certain office equipment, a true and correct copy of which is contained in the Disclosure Documents provided pursuant to (S)4(i) at Tab I.

                                          EXHIBIT A1 TO STOCK PURCHASE AGREEMENT

                         SUBORDINATED PROMISSORY NOTE
                         ----------------------------


U.S. $_______________                                 Mountain View, California
                                                      -------------------------

     For Value Received, the undersigned INTELLYSIS GROUP, INC. ("INTELLYSIS") promises to pay to the order of ___________________________________ ("Seller")
an individual resident of the State of Texas at ______________________________, or at such other places as may be designated by Seller, the principal amount of _________________________________________________________________________
($_____________________). This Subordinated Promissory Note (this "Note") is issued pursuant to the terms of that certain Stock Purchase Agreement dated as of January 1, 1999, (the "Stock Purchase Agreement") the terms and conditions of which Stock Purchase Agreement are incorporated fully herein by this reference. Unless otherwise defined herein, defined terms shall have the meanings as set forth in the Stock Purchase Agreement. For the purposes of the Stock Purchase Agreement, this Note is referred to as a Buyer Note, one of several Buyer Notes in aggregate principal amount of $197,840.00.

     The outstanding balance on this Note shall bear any interest at a rate equal to the Applicable Rate.

     All interest is calculated daily and shall be paid based upon a 360-day year.

APPLICABLE RATE:
---------------

     "Applicable Rate" shall mean, an amount equal to the rate of interest publicly announced from by Wells Fargo Bank ("Bank"), or its successor, in San Francisco, California as its reference rate as of the Effective Date. It is a rate set by Bank based upon various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.

FORM OF PAYMENT:
---------------

     Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Stock Purchase Agreement.

SUBORDINATION:
-------------

          (a) The Seller agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

          (b) For the purposes of this Note, the following definitions shall apply:

                 (1)   "Debt" of any person means any indebtedness, contingent
                        ----
          or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

                 (2)   "Senior Debt" means all Debt (present or future) created,
                        -----------
          incurred, assumed or guaranteed by INTELLYSIS to any third party financial institution, equipment lessor or any party having a security interest in any of the property of Seller (and all renewals, extensions or refundings thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Seller.

          (c) Upon any distribution to creditors of INTELLYSIS in a liquidation or dissolution of INTELLYSIS or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to INTELLYSIS or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Seller shall be entitled to receive any payment of principal of or interest on the Note.

          (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by INTELLYSIS or any person acting on behalf of INTELLYSIS on account of the principal or interest of the Note.

          (e)    INTELLYSIS may not pay principal of or interest on the Note if:

                 (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

                 (2) the default is the subject of judicial proceedings or INTELLYSIS receives a notice of the default from a person who holds Senior Debt. If INTELLYSIS receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.

          (f) INTELLYSIS shall resume payments on the Note and may acquire the Note when:

                 (1)    the default is cured or waived, or

                 (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.

          (g) If payment of the Note is accelerated because of an Event of Default, INTELLYSIS shall promptly notify holders of Senior Debt of the acceleration. INTELLYSIS shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration INTELLYSIS shall pay the Note in accordance with the provisions of this Note.

          (h) If a payment is made to the Seller that because of this subordination provision should not have been made to them, the Seller shall hold such payment in trust for holders of Senior Debt and pay it over to them as their interests may appear.

          (i) This subordination provision defines the relative rights of Seller and holders of Senior Debt. Nothing in this provision shall:

                 (1) impair, as between INTELLYSIS and Seller, the obligation of INTELLYSIS, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

                 (2) affect the relative rights of Seller and creditors of INTELLYSIS other than holders of Senior Debt; or

                 (3) prevent Seller from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive payments otherwise payable to Seller.

          (j) If INTELLYSIS fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

          (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by INTELLYSIS or by its failure to comply with this subordination provision.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

     Principal and interest on this Note shall be due and payable as follows:

          (a) $_________ on this first day of the third calendar month commencing after the Effective Date;

          (b) $_________ on the first day of the fourth calendar month commencing after the Effective Date; and,

          (c) All outstanding principal, together with all accrued and unpaid interest thereon, under this Note, on the first day of the fifth month commencing after the fifth month commencing after the Effective Date. Interest under this Note shall accrue only on unpaid principal.

     If INTELLYSIS fails to make any payment when due, then Seller shall have the option, to be exercised in its sole and absolute discretion, to accelerate the payments due hereunder and declare the unpaid principal amount and all accrued and unpaid interest immediately due and payable.

LATE CHARGE:
-----------

     If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

     Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

VOLUNTARY PREPAYMENT CLAUSE:
---------------------------

     This Note may be prepaid at any time in whole or in part; provided, that any such prepayment shall be applied to the last principal due hereunder and no such prepayment shall affect or reduce the amount of any scheduled payments hereunder.

COLLATERAL PLEDGE AGREEMENT:
---------------------------

     The obligations of INTELLYSIS hereunder are secured by a pledge of certain collateral pursuant to the terms of that Collateral Pledge Agreement, of even date herewith, between INTELLYSIS and the Seller.

RIGHT OF SET-OFF:
----------------

     INTELLYSIS shall have the right to withhold and set-off against any amount due hereunder the amount of any claim for indemnification or payment of damages to which INTELLYSIS may be entitled as a result of Seller's breach of the provisions in the Stock Purchase Agreement.

DEFAULT OF TERMS AND CONDITIONS:
-------------------------------

     It is agreed that time is of the essence of this Note and that in the event of default of payment of any installment, the holder of this Note may, at its option, declare all the remainder of said debt due and payable, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time, nor shall such failure to exercise the option be construed as any form of acceptance of any said default. Notice of the exercise of said option is hereby waived.

COSTS:
-----

     Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

     This Note shall bind INTELLYSIS and its successor and assigns. This Note shall not be assigned or transferred by Seller without the express prior written consent of INTELLYSIS, except by will or, in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

     The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

                              INTELLYSIS GROUP, INC.
                              a California corporation



                              By:_________________________________
                                    Donald J. Esters
                              Its:________________________________

                                          EXHIBIT A2 TO STOCK PURCHASE AGREEMENT

                              BUYER PARALLEL NOTE
                              -------------------


U.S. $_______________                                  Mountain View, California
                                                       -------------------------

     For Value Received, the undersigned INTELLYSIS GROUP, INC. ("INTELLYSIS") promises to pay to the order of ___________________________________ ("Seller")
an individual resident of the State of Texas, at _____________________________, or at such other places as may be designated by Seller, the principal amount of_______________________________________ ($_____________________ ). This
Buyer Parallel Note (this "Note") is issued pursuant to the terms of that certain Stock Purchase Agreement dated as of February ___________________ 1999, (the "Stock Purchase Agreement") the terms and conditions of which Stock Purchase Agreement are incorporated fully herein by this reference. Unless otherwise defined herein, defined terms shall have the meanings as set forth in the Stock Purchase Agreement. For the purposes of the Stock Purchase Agreement, this Note is referred to as a Buyer Parallel Note, one of several Buyer Parallel Notes in aggregate principal amount of $267,500.00.

     The outstanding balance on this Note shall bear any interest at a rate equal to the Applicable Rate.

     All interest is calculated daily and shall be paid based upon a 360-day year.

APPLICABLE RATE:
---------------

     "Applicable Rate" shall mean, an amount equal to the rate of interest publicly announced from by Wells Fargo Bank ("Bank"), or its successor, in San Francisco, California as its reference rate as of the Effective Date. It is a rate set by Bank based upon various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.

FORM OF PAYMENT:
---------------

     Any and all payments of any nature made or required to be made under this Note shall be made in lawful money of the United States collectable on the date of payment as provided in the Stock Purchase Agreement.

SUBORDINATION:
-------------

          (a) The Seller agrees that the indebtedness evidenced by this Note is subordinated in right of payment, to the extent and in the manner provided herein, to the prior payment in full of all Senior Debt, and that the subordination is for the benefit of the holders of Senior Debt.

          (b) For the purposes of this Note, the following definitions shall apply:

                 (1)    "Debt" of any person means any indebtedness, contingent
                         ----
          or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such person prepared on a consolidated basis in accordance with generally accepted accounting principles.

                 (2)    "Senior Debt" means all Debt (present or future)
                         -----------
          created, incurred, assumed or guaranteed by INTELLYSIS to any third party financial institution, equipment lessor or any party having a security interest in any of the property of Seller (and all renewals, extensions or refundings thereof), unless the instrument under which such Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior or superior in right of payment to the Seller.

          (c) Upon any distribution to creditors of INTELLYSIS in a liquidation or dissolution of INTELLYSIS or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to INTELLYSIS or its property, holders of Senior Debt shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Debt before Seller shall be entitled to receive any payment of principal of or interest on the Note.

          (d) Upon the final maturity of any Senior Debt by lapse of time, acceleration or otherwise, all such Senior Debt shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment is made by INTELLYSIS or any person acting on behalf of INTELLYSIS on account of the principal or interest of the Note.

          (e)    INTELLYSIS may not pay principal of or interest on the Note if:

                 (1) a default on Senior Debt occurs and is continuing that permits holders of such Senior Debt to accelerate its maturity, and

                 (2) the default is the subject of judicial proceedings or INTELLYSIS receives a notice of the default from a person who holds Senior Debt. If INTELLYSIS receives any such notice, a subsequent notice received within nine months thereafter relating to the same issue of Senior Debt shall not be effective for purposes of this provision.

          (f) INTELLYSIS shall resume payments on the Note and may acquire the Note when:

                 (1)    the default is cured or waived, or

                 (2) 120 days pass after the notice is given if the default is not the subject of judicial proceedings,

if this Note otherwise permits the payment or acquisition at that time.

          (g) If payment of the Note is accelerated because of an Event of Default, INTELLYSIS shall promptly notify holders of Senior Debt of the acceleration. INTELLYSIS shall pay the Note when 120 days pass after the acceleration occurs if the Note permits the payment at that time; provided, however, that if no Senior Debt is outstanding at the time of such acceleration INTELLYSIS shall pay the Note in accordance with the provisions of this Note.

          (h) If a payment is made to the Seller that because of this subordination provision should not have been made to them, the Seller shall hold such payment in trust for holders of Senior Debt and pay it over to them as their interests may appear.

          (i) This subordination provision defines the relative rights of Seller and holders of Senior Debt. Nothing in this provision shall:

                 (1) impair, as between INTELLYSIS and Seller, the obligation of INTELLYSIS, which is absolute and unconditional, to pay principal of and interest on the Note in accordance with its terms;

                 (2) affect the relative rights of Seller and creditors of INTELLYSIS other than holders of Senior Debt; or

                 (3) prevent Seller from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt to receive payments otherwise payable to Seller.

          (j) If INTELLYSIS fails because of this subordination provision to pay principal of or interest on the Note on the due date, the failure is still a Default or Event of Default.

          (k) No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by INTELLYSIS or by its failure to comply with this subordination provision.

REQUIRED PAYMENTS AND LOAN MATURITY:
-----------------------------------

     Principal and accrued interest on this Note shall be due and payable on the first to occur of:

          (a)    July 1, 2000; or,

          (b) On the first business day of the first calendar month commencing after the closing and funding of the first public offering by INTELLYSIS of its equity securities pursuant to a registration statement declared effective under the Securities Act of 1933, as amended.

     There shall be no right of prepayment with respect to this Note.

     If INTELLYSIS fails to make any payment when due, then Seller shall have the option, to be exercised in its sole and absolute discretion, to accelerate the payments due hereunder and declare the unpaid principal amount and all accrued and unpaid interest immediately due and payable.

LATE CHARGE:
-----------

     If any payment required hereunder is not received by holder when due, a late charge of five percent (5.0%) of each overdue required payment shall be charged for the purpose of defraying the expenses incident to handling said delinquent payment(s).

APPLICATION OF PAYMENTS:
-----------------------

     Payments shall be applied first to interest and the remainder to the principal balance. Payments, if less than the amount required, shall be applied in the sole discretion of holder and acceptance of such payments shall not be a waiver of the rights of the holder hereof to require scheduled payments.

COLLATERAL PLEDGE AGREEMENT:
---------------------------

     The obligations of INTELLYSIS hereunder are secured by a pledge of certain collateral pursuant to the terms of that Collateral Pledge Agreement, of even date herewith, between INTELLYSIS and the Seller.

PARALLEL NOTES:
--------------

     The parties hereto agree that simultaneously with the delivery of this Note, Seller has executed and delivered to Donald J. Esters a promissory note, in like principal amount, (the "Parallel Note"). It is the parties' intent that amounts payable under this Note shall be utilized by

Seller solely and exclusively to satisfy its obligations under the Parallel Note. In furtherance thereof, Seller agrees that INTELLYSIS, at its own option, shall be entitled to pay any amounts due hereunder directly to Donald J. Esters and that such payment shall simultaneously, and fully, fulfill INTELLYSIS' obligations hereunder and fulfill Seller's obligations under the Parallel Note.

DEFAULT OF TERMS AND CONDITIONS:
-------------------------------

     It is agreed that time is of the essence of this Note and that in the event of default of payment, the holder of this Note may, at its option, declare all of said debt due and payable, and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time, nor shall such failure to exercise the option be construed as any form of acceptance of any said default. Notice of the exercise of said option is hereby waived.

COSTS:
-----

     Undersigned agrees to reimburse holder for all costs and expenses, including, without limitation, all reasonable attorneys' fees incurred in the enforcement or collection of this Note or any judgment obtained hereon.

LAWS:
----

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws, and any applicable laws of the United States of America and may not be amended except by a written document executed by the holder and maker.

PARTIES IN INTEREST:
-------------------

     This Note shall bind INTELLYSIS and its successor and assigns. This Note shall not be assigned or transferred by Seller without the express prior written consent of INTELLYSIS, except by will or, in default thereof, by operation of law.

MARGINAL CAPTIONS:
-----------------

     The marginal captions appearing on this Note are for reference purposes only and shall not in any way limit or otherwise affect the meaning, content or interpretation of this Note.

                              INTELLYSIS GROUP, INC.
                              a California corporation



                              By:________________________________
                                    Donald J. Esters
                              Its:_______________________________

                                          EXHIBIT B1 TO STOCK PURCHASE AGREEMENT

                             EMPLOYMENT AGREEMENT
                             --------------------

     This EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between PRO LINE VIDEO, a Texas corporation (the "Company"), INTELLYSIS GROUP, INC., a Delaware corporation (the "Buyer") and JAMES E. MCCONNELL, III (the "Employee") and is effective as of March 17, 1999.

                                   RECITALS
     WHEREAS, the Employee is currently employed by the Company in the capacity of President;

     WHEREAS, concurrently with the execution of this Agreement, the Employee is selling all of his interest in the Company to Buyer pursuant to the terms of a Stock Purchase Agreement effective as of January 1, 1999, (the "Stock Purchase Agreement");

     WHEREAS, a condition to Buyer's acquisition of the Employee's ownership interest in the Company is the Employee's entry into an employment agreement with the Buyer;

     WHEREAS, the Buyer desires to hire the Employee and avail itself of the Employee's knowledge and expertise in the Company's business; and

     WHEREAS, the Buyer and the Employee desire to set forth the terms and conditions of the Employee's employment with the Buyer in writing.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and the mutual promises and conditions contained below, the parties hereby agree as follows:

     1. Title, Duties and Reporting Responsibility. During the Term of this Agreement, the Employee shall be employed in such capacities and with such title(s) as shall be designated by the Chairman of the Buyer's Board of Directors (the "Chairman") or his designee. The Employee shall perform such duties as may be assigned to the Employee from time-to-time by the President of the Company or his designee. The Employee agrees that during his employment with the Buyer he shall devote his full time, attention, efforts, energies, abilities and interests to the business and affairs of the Buyer and the Company.

     2. Base Salary. During the first twelve months of the Term of this Agreement, the buyer shall pay the Employee an annual salary of $72,000 payable in accordance with the Buyer's normal payroll practices. The Employee's annual salary shall thereafter be reviewed and revised as determined by the Chairman based on the Employee's performance.

     3. Bonuses. Employee shall be entitled to a one-time bonus payable prior to April 1, 2000, in an amount equal to $15,000 in the event, and only in the event, that the Company's Austin, Texas operations shall, consistent with the Company's reporting procedures with regard thereto, report a profit from operations, before taxes, exceeding $170,000 for the twelve months ending February 29, 2000.

     4. Benefits. (a) So long as the Employee remains employed by the Buyer, or the Company, the Buyer, or the Company, shall provide to the Employee those benefits including vacation, holidays, etc. as are provided to other salaried employees of the Buyer. The specific details of the coverage and applicability of each of these benefits to the Employee shall be governed by the provisions of the benefit plans themselves. In addition, the Company shall reimburse Employee for, or shall pay on Employee's behalf at the Company's election, the cost of family coverage under the Buyer's or Company's, as the case may be, medical insurance; (b) During the Term of this Agreement, the Buyer shall make monthly lease payments for Employee's lease of an automobile (the "Automobile") in an amount not to exceed Four-Hundred and Sixty-Dollars ($460.00) and shall further reimburse Employee for reasonable and customary maintenance and fuel costs incurred in the operation of the Automobile in connection with the Company's business.

     5. Expenses. The Buyer shall reimburse the Employee for all reasonable and necessary expenses incurred by the Employee in performing his duties and responsibilities in connection with the services to be rendered by the Employee to the Buyer hereunder provided that the Employee submit to the Buyer, when requested, an accounting and appropriate verification of all such expenses.

     6.   Severability of Provisions.    If any covenant set forth in this
Agreement is determined by any court to be unenforceable by reason of its extending far too great a period of time or over too great a geographic area, or by reason of its being too extensive in any other respect, such covenant shall be interpreted to extend only for the longest period of time and over the greatest geographic area, and to otherwise have the broadest application as shall be enforceable. The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions hereof, which shall continue in full force and effect. Without limiting the foregoing, the convents contained herein shall be construed as separate covenants, covering their respective subject matters, with respect to each of the separate cities, counties and states of the United States, and each other country, and political subdivision thereof, in which any of Seller or its successors now transacts any business.

     7.   Term and Termination of Agreement.

          (a) Subject to the provisions of this Section 7, this Agreement shall be effective commencing on the Closing Date (as defined in the Stock Purchase Agreement), and shall continue in effect only through the third anniversary of the Closing (the "Term").

          (b) Notwithstanding any other provisions hereof, the Company may terminate this Agreement at any time following the first anniversary of the Closing (i) upon 120 days notice, if notice is delivered prior to the second anniversary of the Closing and (ii) upon 90 days notice if notice is delivered after the second, and prior to third, anniversary of the Closing.

          (c) Except as specifically set forth in this Agreement, the Company may terminate this Agreement without any further obligation to the Employee on the death or disability of the Employee. For the purposes of this section "disability" shall mean the Employee's inability to perform his assigned duties for the Buyer on a full-time basis for ninety (90) consecutive calendar days in any Fiscal Year as a result of incapacity due to medically documented physical or mental illness and which, in the opinion of a physician mutually agreed upon by the Buyer and the Employee, makes it impossible for the Employee to perform his duties and responsibilities under this Agreement.

          (d) The Company may terminate this Agreement at any time without any further obligation to the Employee for Cause as defined herein, except that the Employee shall be entitled to his base salary through the date of termination. For the purposes of this Agreement, "Cause" shall mean (i) the Employee's conviction of a felony or a misdemeanor involving moral turpitude,
(ii) dishonest or illegal conduct by the Employee causing damage to the Buyer or the Company, or (iii) the Employee's material breach or neglect of his duties under this Agreement or (iv) the Employee's unsatisfactory performance as reasonably determined by the Chairman; provided, however, that in the event of
                                       --------  -------
(iii) or (iv) the Buyer shall first have given the Employee written notice of the alleged breach or areas of neglect and a reasonable opportunity to cure and; provided further that the Company shall not invoke the provisions of Section 7(d)(iv) prior to the first anniversary of this Agreement.

     8.   Unfair Competition.

          (a) At all times during the Term of this Agreement, and thereafter, the Employee shall hold in strictest confidence and not disclose to, or utilized for the benefit of, directly or indirectly, any third person, firm or corporation, without the express written prior authorization of the Chairman, any trade secrets or any confidential business information, including but not limited to, corporate planning, production, distribution or marketing processes; manufacturing techniques; customer lists or customer leads; marketing information or procedures; development or environmental work; work in process; financial statements or notes, schedules or supporting financial data; or any other secret or confidential matter relating to the products, sales or business of the Buyer or the Company, including plans for expansion to new products, areas and markets; new product development budgets and forecasts, together with all written and graphic materials relating thereto.

          (b) If during the term of the Employee's employment, beginning with the date hereof, the Employee conceives or makes any improvement, discovery or invention relating to any article, machine, process, or composition of matter, made, used, sold or under development by the Company, or pertaining to the business of the Buyer or the Company, the Employee agrees to fully and promptly disclose the same to the Chairman or his designee. Each such improvement, discovery and invention shall be the exclusive property of the Buyer or the Company, as applicable. The Employee further agrees that he will promptly make full disclosure to the Buyer, and will hold in trust for the sole right and benefit of the Buyer and the Company, any inventions, discoveries, developments, improvements or trade secrets which the Employee solely or jointly conceives or develops, or reduces to practice, or causes to be conceived, or developed, or reduced to practice, during the period of the Employee's employment with the Company beginning with the date hereof and for three (3) months thereafter, which relate to or are connected with the Employee's employment, or the work, processes, techniques, formulas, products, experiments, or developments or any of the work or business of the Buyer or the Company. The Employee assigns to the Buyer all of his right, title and interest in and to all such inventions, discoveries, developments, improvements, and trade secrets and agrees that he will, at the request of the Buyer, whether made by the Buyer during or after the termination of the Employee's employment, and without expense to the Employee, make, execute and deliver all applications, assignments or instruments, and perform or cause to be performed, such other lawful acts as the Buyer may deem necessary or desirable in making or prosecuting applications, domestic or foreign, for patents, trademarks, or copyrights, or which may be procured with respect to any of the foregoing.

          (c) The parties agree that the provisions contained in this Section 8 shall not be construed as a waiver by the Buyer or the Company of their shop rights and any other improvement, discovery or invention developed during the working hours or times for which the Employee shall be compensated by the Buyer or developed by the use of materials, facilities or information furnished by the Buyer or the Company.

          (d) The Employee further agrees that within five (5) calendar days after the termination of the Employee's employment, he will deliver to the Buyer and will not keep in his possession, or deliver to anyone else, any and all drawings, blueprints, notes, memoranda, specifications, financial statements, customer lists, product surveys, data, documents, or other material contained or disclosing any of the matters referred to herein together with all photocopies of the above.

          (e) The Employee shall not, either during the Term of this Agreement or for a period of two (2) years following the termination of the Employee's employment, solicit or attempt to solicit any employees, officers, personnel or other representatives of the Buyer or the Company to work for, render services or provide advice to any third person, firm or corporation.

          (f) During the Term of this Agreement and for two (2) years following any voluntary termination or any termination for Cause of Employee's employment, or one (1) year following any involuntary termination for Cause, other than a termination for cause, the Employee shall not own, manage, join, operate or control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, consultant or otherwise with, or permit their names to be used by or in connection with, any profit or non-profit business or organization which produces, designs, conducts research on, provides, sells, distributes or markets products, goods, equipment or services which, directly or indirectly compete with the Company's and/or the Buyer's business in any metropolitan statistical area (as defined by the Office of Management and Budget from time to time) in the Company's South Central Region in which the Company or the Buyer (or their respective parent and subsidiary corporations) conduct business or propose to conduct business as of the termination of Employee's employment with Buyer and the Company.

          (g) During the Term of the Agreement and for two (2) years thereafter, the Employee shall not call on or solicit or divert or take away from the and/or the Buyer (including without limitation by divulging to any competitor or potential competitor of the Company and/or the Buyer) any Person, firm or corporation or other entity who is, or during the preceding two (2) years was, a customer of the Company and/or the Buyer or whose identity is known to Employee as one whom the Company and/or the Buyer intends to solicit.

          (h) The Employee acknowledges that any breach of any of the provisions of this Section 8 by him will cause irreparable damage to the Buyer and the Company and their affiliates, for which the available remedies at law will not be adequate. Accordingly, in the event of any such breach or threatened breach of any of the provisions of this Section 8, in and addition to any other remedy provided herein or by law or in equity, the Buyer and the Company shall be entitled to appropriate injunctive relief, in any court of competent jurisdiction, restraining the Employee or any of the Employee's associates or affiliates from any threatened or actual violation of the provisions of this
Section 8. The Employee stipulates to the entry against the Employee of any such temporary, preliminary or permanent injunction, and agrees not to resist the Buyer's or the Company's application for such equitable relief, except on the grounds that the acts or omissions alleged by the Company did not violate any of the provisions of this Section 8. The Employee shall, in the event that any injunctive relief or damages shall be granted to the Buyer or the Company, pay all of the Buyer's and/or the Company's cost and expenses incurred in obtaining such injunctive relief, including but not limited to, their reasonable attorney's fees.

     9.   Arbitration.

          (a) The parties agree that except with respect to any action for an injunction pursuant to the provisions of Section 8 above, all other disputes relating to, or arising out of this Agreement, including, but not limited to, the termination of this Agreement, the Employee's employment with the Buyer, the termination of the Employee's employment, or the payments due the Employee hereunder shall be submitted to the American Arbitration Association ("AAA") for arbitration before a single arbitrator in accordance with the rules of AAA then in force and effect as the sole and exclusive remedy for resolving such controversies. The parties agree that the decision of the arbitrator shall be final and binding and that a judgment may be entered on such arbitration award in any court of competent jurisdiction. The parties agree that no damages may be sought or awarded in any such arbitration other than those specifically set forth in this Agreement. The parties agree that any such arbitration shall take place in Austin, Texas.

          a. THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM (OTHER THAN THOSE SET FORTH IN SECTION 7), THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED.

     10.  Attorneys' Fees and Costs.

     If any party to this Agreement brings an arbitration to enforce or determine his or its rights hereunder or brings any action under the terms of
Section 8 above, the prevailing party shall be entitled to recover his or its costs and expenses, including reasonable attorneys' fees, incurred in connection with such arbitration or action.

     11.  Miscellaneous.

          a. The parties agree that the covenants and other terms contained in this Agreement are reasonable in all respects.

          b. The parties agree that each and every paragraph, sentence, Term and provision of this Agreement shall be considered severable and that, in the event a court or other tribunal finds any paragraph, sentence, Term or provision to be invalid or unenforceable, the validity, enforceability, operation or effect of the remaining paragraphs, sentences, terms or provisions shall not be affected.

          c. The failure of either party to insist in any one or more instances upon performance of any of the provisions of the Agreement or to pursue their rights hereunder, shall not be construed as a waiver of any such provisions or the relinquishment of any rights.

          d. This Agreement has been consummated in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of that state.

          e. The parties agree that the language of this Agreement shall not be construed for or against any particular party.

          f. Any notices, requests or other communications required hereunder shall be in writing and shall be personally delivered or, if mailed, by first class mail

                 (1)    if to the Buyer or the Company, to:

                        Intellysis Group, Inc.
                        140 East Dana Street
                        Mountain View, CA 84041
                        Attention: Donald J. Esters
                        Chairman of the Board

and
                 (2)    if to the Employee, to:

                        James E. McConnell, III
                        2601 McHale Court, Suite 140
                        Austin, TX 78758

          g. This Agreement represents the sole and entire agreement among the parties relating to the Employee's employment and supersedes all prior promises, contracts and agreements of any kind, whether written or oral, express or implied, as well as any negotiations and/or discussions between the parties hereto. The Employee also agrees that no promises or commitments have been made by the Buyer or the Company to the Employee regarding any other term or condition of his employment, except as specifically provided herein and the Employee understands that no representative of the Buyer or the Company other than the Chairman is authorized to enter into any agreement or make any commitment with Employee which is in any way inconsistent with the terms of this Agreement. Any amendment to this Agreement must be in writing and signed by duly authorized representatives of each of the parties hereto and must expressly state that it is the intention of each of the parties hereto to amend this Agreement.


                                THE "EMPLOYEE"



                              By:____________________________
                                 JAMES E. MCCONNELL, III


                              THE "COMPANY"



                              By:____________________________
                              Name:  Marvin Hecker
                              Its:   President


                              THE "BUYER"



                              By:____________________________
                              Name:  Donald J. Esters
                              Its:   Chairman of the Board

                                          EXHIBIT B2 TO STOCK PURCHASE AGREEMENT

                              EMPLOYMENT AGREEMENT
                              --------------------

          This EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between PRO LINE VIDEO, a Texas corporation (the "Company"), INTELLYSIS GROUP, INC., a Delaware corporation (the "Buyer") and HUGH W. HOLCOMBE (the "Employee") and is effective as of March 17, 1999.

                                    RECITALS

          WHEREAS, the Employee is currently employed by the Company in the capacity of President;

          WHEREAS, concurrently with the execution of this Agreement, the Employee is selling all of his interest in the Company to Buyer pursuant to the terms of a Stock Purchase Agreement effective as of January 1, 1999, (the "Stock Purchase Agreement");

          WHEREAS, a condition to Buyer's acquisition of the Employee's ownership interest in the Company is the Employee's entry into an employment agreement with the Buyer;

          WHEREAS, the Buyer desires to hire the Employee and avail itself of the Employee's knowledge and expertise in the Company's business; and

          WHEREAS, the Buyer and the Employee desire to set forth the terms and conditions of the Employee's employment with the Buyer in writing.


                                 AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises and conditions contained below, the parties hereby agree as follows:

     1. Title, Duties and Reporting Responsibility. During the term of this Agreement, the Employee shall be employed in such capacities and with such title(s) as shall be designated by the Chairman of the Buyer's Board of Directors (the "Chairman") or his designee. The Employee shall perform such duties as may be assigned to the Employee from time-to-time by the President of the Company or his designee. The Employee agrees that during his employment with the Buyer he shall devote his full time, attention, efforts, energies, abilities and interests to the business and affairs of the Buyer and the Company.

     2. Base Salary. During the first twelve months of the term of this Agreement, the Buyer shall pay the Employee an annual salary of $72,000 payable in accordance with the Buyer's normal payroll practices. The Employee's annual salary shall thereafter be reviewed and revised as determined by the Chairman based on the Employee's performance.

     3. Bonuses. Employee shall be entitled to a one-time bonus payable prior to April 1, 2000, in an amount equal to $15,000 in the event, and only in the event, that the Company's San Antonio, Texas operations shall, consistent with the Company's reporting procedures with regard thereto, report a profit from operations, before taxes, exceeding $170,000 for the twelve months ending February 29, 2000.

     4. Benefits. (a) So long as the Employee remains employed by the Buyer or the Company, the Buyer or the Company, shall provide to the Employee those benefits including medical insurance, vacation, holidays, etc. as are provided to other salaried employees of the Buyer. The specific details of the coverage and applicability of each of these benefits to the Employee shall be governed by the provisions of the benefit plans themselves; and, (b) During the Term of this Agreement, the Buyer shall make monthly lease payments for Employee's lease of an automobile (the "Automobile") in an amount not to exceed Four-Hundred and Sixty-Dollars ($460.00) and shall further reimburse Employee for reasonable and customary maintenance and fuel costs incurred in the operation of the Automobile in connection with the Company's business.

     5. Expenses. The Buyer shall reimburse the Employee for all reasonable and necessary expenses incurred by the Employee in performing his duties and responsibilities in connection with the services to be rendered by the Employee to the Buyer hereunder provided that the Employee submit to the Buyer, when requested, an accounting and appropriate verification of all such expenses.

     6.   Severability of Provisions.    If any covenant set forth in this
Agreement is determined by any court to be unenforceable by reason of its extending far too great a period of time or over too great a geographic area, or by reason of its being too extensive in any other respect, such covenant shall be interpreted to extend only for the longest period of time and over the greatest geographic area, and to otherwise have the broadest application as shall be enforceable. The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions hereof, which shall continue in full force and effect. Without limiting the foregoing, the convents contained herein shall be construed as separate covenants, covering their respective subject matters, with respect to each of the separate cities, counties and states of the United States, and each other country, and political subdivision thereof, in which any of Seller or its successors now transacts any business.

     7.   Term and Termination of Agreement.

          (a) Subject to the provisions of this Section 7, this Agreement shall be effective commencing on the Closing Date (as defined in the Stock Purchase Agreement), and shall continue in effect only through the third anniversary of the Closing (the "Term").

          (b) Notwithstanding any other provisions hereof, the Company may terminate this Agreement at any time following the first anniversary of the Closing (i) upon 120 days notice, if notice is delivered prior to the second anniversary of the Closing and (ii) upon 90 days notice if notice is delivered after the second, and prior to third, anniversary of the Closing.

          (c) Except as specifically set forth in this Agreement, the Company may terminate this Agreement without any further obligation to the Employee on the death or disability of the Employee. For the purposes of this section "disability" shall mean the Employee's inability to perform his assigned duties for the Buyer on a full-time basis for ninety (90) consecutive calendar days in any Fiscal Year as a result of incapacity due to medically documented physical or mental illness and which, in the opinion of a physician mutually agreed upon by the Buyer and the

Employee, makes it impossible for the Employee to perform his duties and responsibilities under this Agreement.

          (d) The Company may terminate this Agreement at any time without any further obligation to the Employee for Cause as defined herein, except that the Employee shall be entitled to his base salary through the date of termination. For the purposes of this Agreement, "Cause" shall mean (i) the Employee's conviction of a felony or a misdemeanor involving moral turpitude,
(ii) dishonest or illegal conduct by the Employee causing damage to the Buyer or the Company, or (iii) the Employee's material breach or neglect of his duties under this Agreement or (iv) the Employee's unsatisfactory performance as reasonably determined by the Chairman; provided, however, that in the event of
                                       --------  -------
(iii) or (iv) the Buyer shall first have given the Employee written notice of the alleged breach or areas of neglect and a reasonable opportunity to cure and; provided further that the Company shall not invoke the provisions of Section 7(d)(iv) prior to the first anniversary of this Agreement.

     8.   Unfair Competition.

          (a) At all times during the Term of this Agreement, and thereafter, the Employee shall hold in strictest confidence and not disclose to, or utilized for the benefit of, directly or indirectly, any third person, firm or corporation, without the express written prior authorization of the Chairman, any trade secrets or any confidential business information, including but not limited to, corporate planning, production, distribution or marketing processes; manufacturing techniques; customer lists or customer leads; marketing information or procedures; development or environmental work; work in process; financial statements or notes, schedules or supporting financial data; or any other secret or confidential matter relating to the products, sales or business of the Buyer or the Company, including plans for expansion to new products, areas and markets; new product development budgets and forecasts, together with all written and graphic materials relating thereto.

          (b) If during the term of the Employee's employment, beginning with the date hereof, the Employee conceives or makes any improvement, discovery or invention relating to any article, machine, process, or composition of matter, made, used, sold or under development by the Company, or pertaining to the business of the Buyer or the Company, the Employee agrees to fully and promptly disclose the same to the Chairman or his designee. Each such improvement, discovery and invention shall be the exclusive property of the Buyer or the Company, as applicable. The Employee further agrees that he will promptly make full disclosure to the Buyer, and will hold in trust for the sole right and benefit of the Buyer and the Company, any inventions, discoveries, developments, improvements or trade secrets which the Employee solely or jointly conceives or develops, or reduces to practice, or causes to be conceived, or developed, or reduced to practice, during the period of the Employee's employment with the Company beginning with the date hereof and for three (3) months thereafter, which relate to or are connected with the Employee's employment, or the work, processes, techniques, formulas, products, experiments, or developments or any of the work or business of the Buyer or the Company. The Employee assigns to the Buyer all of his right, title and interest in and to all such inventions, discoveries, developments, improvements, and trade secrets and agrees that he will, at the request of the Buyer, whether made by the Buyer during or after the termination of the Employee's employment, and without expense to the Employee, make, execute and deliver all applications, assignments or instruments, and perform or cause to be performed, such other lawful acts as the Buyer may deem necessary or desirable in making or prosecuting applications, domestic or foreign, for patents, trademarks, or copyrights, or which may be procured with respect to any of the foregoing.

          (c) The parties agree that the provisions contained in this Section 8 shall not be construed as a waiver by the Buyer or the Company of their shop rights and any other improvement, discovery or invention developed during the working hours or times for which the Employee shall be compensated by the Buyer or developed by the use of materials, facilities or information furnished by the Buyer or the Company.

          (d) The Employee further agrees that within five (5) calendar days after the termination of the Employee's employment, he will deliver to the Buyer and will not keep in his possession, or deliver to anyone else, any and all drawings, blueprints, notes, memoranda, specifications, financial statements, customer lists, product surveys, data, documents, or other material contained or disclosing any of the matters referred to herein together with all photocopies of the above.

          (e) The Employee shall not, either during the Term of this Agreement or for a period of two (2) years following the termination of the Employee's employment, solicit or attempt to solicit any employees, officers, personnel or other representatives of the Buyer or the Company to work for, render services or provide advice to any third person, firm or corporation.

          (f) During the Term of this Agreement and for two (2) years following any voluntary termination or any termination for Cause of Employee's employment or one (1) year following any involuntary termination, other than a termination for Cause, the Employee shall not own, manage, join, operate or control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, consultant or otherwise with, or permit their names to be used by or in connection with, any profit or non-profit business or organization which produces, designs, conducts research on, provides, sells, distributes or markets products, goods, equipment or services which, directly or indirectly compete with the Company's and/or the Buyer's business in any metropolitan statistical area (as defined by the Office of Management and Budget from time to time) in the Company's South Central Region in which the Company or the Buyer (or their respective parent and subsidiary corporations) conduct business or propose to conduct business as of the termination of Employee's employment with Buyer and the Company.

          (g) During the Term of the Agreement and for two (2) years thereafter, the Employee shall not call on or solicit or divert or take away from the and/or the Buyer (including without limitation by divulging to any competitor or potential competitor of the Company and/or the Buyer) any Person, firm or corporation or other entity who is, or during the preceding two (2) years was, a customer of the Company and/or the Buyer or whose identity is known to Employee as one whom the Company and/or the Buyer intends to solicit.

          (h) The Employee acknowledges that any breach of any of the provisions of this Section 8 by him will cause irreparable damage to the Buyer and the Company and their affiliates, for which the available remedies at law will not be adequate. Accordingly, in the event of any such breach or threatened breach of any of the provisions of this Section 8, in and addition to any other remedy provided herein or by law or in equity, the Buyer and the Company shall be entitled to appropriate injunctive relief, in any court of competent jurisdiction, restraining the Employee or any of the Employee's associates or affiliates from any threatened or actual violation of the provisions of this
Section 8. The Employee stipulates to the entry against the Employee of any such temporary, preliminary or permanent injunction, and agrees not to resist the Buyer's or the Company's application for such equitable relief, except on the grounds that the acts or omissions alleged by the Company did not violate any of the provisions of this Section 8. The Employee shall, in the event that any injunctive relief or damages shall be granted to the Buyer or the Company, pay all of the Buyer's and/or the Company's cost and expenses incurred in obtaining such injunctive relief, including but not limited to, their reasonable attorney's fees.

     9.   Arbitration.

          (a) The parties agree that except with respect to any action for an injunction pursuant to the provisions of Section 8 above, all other disputes relating to, or arising out of this Agreement, including, but not limited to, the termination of this Agreement, the Employee's employment with the Buyer, the termination of the Employee's employment, or the payments due the Employee hereunder shall be submitted to the American Arbitration Association ("AAA") for arbitration before a single arbitrator in accordance with the rules of AAA then in force and effect as the sole and exclusive remedy for resolving such controversies. The parties agree that the decision of the arbitrator shall be final and binding and that a judgment may be entered on such arbitration award in any court of competent jurisdiction. The parties agree that no damages may be sought or awarded in any such arbitration other than those specifically set forth in this Agreement. The parties agree that any such arbitration shall take place in Austin, Texas.

          a. THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM (OTHER THAN THOSE SET FORTH IN SECTION 7), THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED.

     10.  Attorneys' Fees and Costs.

     If any party to this Agreement brings an arbitration to enforce or determine his or its rights hereunder or brings any action under the terms of
Section 8 above, the prevailing party shall be entitled to recover his or its costs and expenses, including reasonable attorneys' fees, incurred in connection with such arbitration or action.

     11.  Miscellaneous.

          a. The parties agree that the covenants and other terms contained in this Agreement are reasonable in all respects.

          b. The parties agree that each and every paragraph, sentence, Term and provision of this Agreement shall be considered severable and that, in the event a court or other tribunal finds any paragraph, sentence, Term or provision to be invalid or unenforceable, the validity, enforceability, operation or effect of the remaining paragraphs, sentences, terms or provisions shall not be affected.

          c. The failure of either party to insist in any one or more instances upon performance of any of the provisions of the Agreement or to pursue their rights hereunder, shall not be construed as a waiver of any such provisions or the relinquishment of any rights.

          d. This Agreement has been consummated in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of that state.

          e. The parties agree that the language of this Agreement shall not be construed for or against any particular party.

          f. Any notices, requests or other communications required hereunder shall be in writing and shall be personally delivered or, if mailed, by first class mail

                 (1)    if to the Buyer or the Company, to:

                        Intellysis Group, Inc.
                        140 East Dana Street
                        Mountain View, CA 84041
                        Attention: Donald J. Esters
                        Chairman of the Board

and
                 (2)    if to the Employee, to:

                        Hugh W. Holcombe
                        2601 McHale Court, Suite 140
                        Austin, TX 78758

          g. This Agreement represents the sole and entire agreement among the parties relating to the Employee's employment and supersedes all prior promises, contracts and agreements of any kind, whether written or oral, express or implied, as well as any negotiations and/or discussions between the parties hereto. The Employee also agrees that no promises or commitments have been made by the Buyer or the Company to the Employee regarding any other term or condition of his employment, except as specifically provided herein and the Employee understands that no representative of the Buyer or the Company other than the Chairman is authorized to enter into any agreement or make any commitment with Employee which is in any way inconsistent with the terms of this Agreement. Any amendment to this Agreement must be in writing and signed by duly authorized representatives of each of the parties hereto and must expressly state that it is the intention of each of the parties hereto to amend this Agreement.


                              THE "EMPLOYEE"



                              By:   _________________________
                                    HUGH W. HOLCOMBE


                              THE "COMPANY"



                              By:   _________________________
                              Name:
                              Its:


                              THE "BUYER"



                              By:   _________________________
                              Name:
                              Its:

                                          EXHIBIT B3 TO STOCK PURCHASE AGREEMENT

                              EMPLOYMENT AGREEMENT
                              --------------------

          This EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between PRO LINE VIDEO, a Texas corporation (the "Company"), INTELLYSIS GROUP, INC., a Delaware corporation (the "Buyer") and MARVIN HECKER (the "Employee") and is effective as of March 17, 1999.

                                    RECITALS
          WHEREAS, the Employee is currently employed by the Company in the capacity of President;

          WHEREAS, concurrently with the execution of this Agreement, the Employee is selling all of his interest in the Company to Buyer pursuant to the terms of a Stock Purchase Agreement effective as of January 1, 1999, (the "Stock Purchase Agreement");

          WHEREAS, a condition to Buyer's acquisition of the Employee's ownership interest in the Company is the Employee's entry into an employment agreement with the Buyer;

          WHEREAS, the Buyer desires to hire the Employee and avail itself of the Employee's knowledge and expertise in the Company's business; and

          WHEREAS, the Buyer and the Employee desire to set forth the terms and conditions of the Employee's employment with the Buyer in writing.


                                 AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and the mutual promises and conditions contained below, the parties hereby agree as follows:

     1. Title, Duties and Reporting Responsibility. During the term of this Agreement, the Employee shall be employed in such capacities and with such title(s) as shall be designated by the Chairman of the Buyer's Board of Directors (the "Chairman") or his designee. The Employee shall perform such duties as may be assigned to the Employee from time-to-time by the President of the Company or his designee. The Employee agrees that during his employment with the Buyer he shall devote his full time, attention, efforts, energies, abilities and interests to the business and affairs of the Buyer and the Company.

     2. Base Salary. During the first twelve months of the Term of this Agreement, the buyer shall pay the Employee an annual salary of $72,000 payable in accordance with the Buyer's normal payroll practices. The Employee's annual salary shall thereafter be reviewed and revised as determined by the Chairman based on the Employee's performance.

     3. Bonuses. Employee shall be entitled to a one-time bonus payable on or before April 1, 2000, in an amount equal to the greater of (i) .1% of the Company's gross revenues with respect to its Austin, Houston and San Antonio, Texas operations when determined in accordance with Company's reporting procedures with regard thereto for the twelve months ending February 29, 2000, if such revenues exceed $10,000,000 and do not exceed $13,200,000 or (ii) .12% of the Company's gross revenues with respect to its Austin, Houston and San Antonio, Texas operations, if such revenues exceed $13,200,000; provided, however, that no bonus shall be paid to Employee with respect to any revenues of the Company exceeding $16,000,000.

     4. Benefits. (a) So long as the Employee remains employed by the Buyer or the Company, the Buyer or the Company, shall provide to the Employee those benefits including medical insurance, vacation, holidays, etc. as are provided to other salaried employees of the Buyer. The specific details of the coverage and applicability of each of these benefits to the Employee shall be governed by the provisions of the benefit plans themselves; and, (b) During the Term of this Agreement, the Buyer shall make monthly lease payments for Employee's lease of an automobile (the "Automobile") in an amount not to exceed Four-Hundred and Sixty-Dollars ($460.00) and shall further reimburse Employee for reasonable and customary maintenance and fuel costs incurred in the operation of the Automobile in connection with the Company's business.

     5. Expenses. The Buyer shall reimburse the Employee for all reasonable and necessary expenses incurred by the Employee in performing his duties and responsibilities in connection with the services to be rendered by the Employee to the Buyer hereunder provided that the Employee submit to the Buyer, when requested, an accounting and appropriate verification of all such expenses.

     6.   Severability of Provisions.    If any covenant set forth in this
Agreement is determined by any court to be unenforceable by reason of its extending far too great a period of time or over too great a geographic area, or by reason of its being too extensive in any other respect, such covenant shall be interpreted to extend only for the longest period of time and over the greatest geographic area, and to otherwise have the broadest application as shall be enforceable. The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions hereof, which shall continue in full force and effect. Without limiting the foregoing, the convents contained herein shall be construed as separate covenants, covering their respective subject matters, with respect to each of the separate cities, counties and states of the United States, and each other country, and political subdivision thereof, in which any of Seller or its successors now transacts any business.

     7.   Term and Termination of Agreement.

          (a) Subject to the provisions of this Section 7, this Agreement shall be effective commencing on the Closing Date (as defined in the Stock Purchase Agreement), and shall continue in effect only through the third anniversary of the Closing (the "Term").

          (b) Notwithstanding any other provisions hereof, the Company may terminate this Agreement at any time following the first anniversary of the Closing (i) upon 120 days notice, if notice is delivered prior to the second anniversary of the Closing and (ii) upon 90 days notice if notice is delivered after the second, and prior to third, anniversary of the Closing.

          (c) Except as specifically set forth in this Agreement, the Company may terminate this Agreement without any further obligation to the Employee on the death or disability of the Employee. For the purposes of this section "disability" shall mean the Employee's inability to perform his assigned duties for the Buyer on a full-time basis for ninety (90) consecutive calendar days in any Fiscal Year as a result of incapacity due to medically documented physical or mental illness and which, in the opinion of a physician mutually agreed upon by the Buyer and the Employee, makes it impossible for the Employee to perform his duties and responsibilities under this Agreement.

          (d) The Company may terminate this Agreement at any time without any further obligation to the Employee for Cause as defined herein, except that the Employee shall be entitled to his base salary through the date of termination. For the purposes of this Agreement, "Cause" shall mean (i) the Employee's conviction of a felony or a misdemeanor involving moral turpitude,
(ii) dishonest or illegal conduct by the Employee causing damage to the Buyer or the Company, or (iii) the Employee's material breach or neglect of his duties under this Agreement or (iv) the Employee's unsatisfactory performance as reasonably determined by the Chairman; provided, however, that in the event of
                                       --------  -------
(iii) or (iv) the Buyer shall first have given the Employee written notice of the alleged breach or areas of neglect and a reasonable opportunity to cure and; provided further that the Company shall not invoke the provisions of Section 7(d)(iv) prior to the first anniversary of this Agreement.

     8.   Unfair Competition.

          (a) At all times during the Term of this Agreement, and thereafter, the Employee shall hold in strictest confidence and not disclose to, or utilized for the benefit of, directly or indirectly, any third person, firm or corporation, without the express written prior authorization of the Chairman, any trade secrets or any confidential business information, including but not limited to, corporate planning, production, distribution or marketing processes; manufacturing techniques; customer lists or customer leads; marketing information or procedures; development or environmental work; work in process; financial statements or notes, schedules or supporting financial data; or any other secret or confidential matter relating to the products, sales or business of the Buyer or the Company, including plans for expansion to new products, areas and markets; new product development budgets and forecasts, together with all written and graphic materials relating thereto.

          (b) If during the term of the Employee's employment, beginning with the date hereof, the Employee conceives or makes any improvement, discovery or invention relating to any article, machine, process, or composition of matter, made, used, sold or under development by the Company, or pertaining to the business of the Buyer or the Company, the Employee agrees to fully and promptly disclose the same to the Chairman or his designee. Each such improvement, discovery and invention shall be the exclusive property of the Buyer or the Company, as applicable. The Employee further agrees that he will promptly make full disclosure to the Buyer, and will hold in trust for the sole right and benefit of the Buyer and the Company, any inventions, discoveries, developments, improvements or trade secrets which the Employee solely or jointly conceives or develops, or reduces to practice, or causes to be conceived, or developed, or reduced to practice, during the period of the Employee's employment with the Company beginning with the date hereof and for three (3) months thereafter, which relate to or are connected with the Employee's employment, or the work, processes, techniques, formulas, products, experiments, or developments or any of the work or business of the Buyer or the Company. The Employee assigns to the Buyer all of his right, title and interest in and to all such inventions, discoveries, developments, improvements, and trade secrets and agrees that he will, at the request of the Buyer, whether made by the Buyer during or after the termination of the Employee's employment, and without expense to the Employee, make, execute and deliver all applications, assignments or instruments, and perform or cause to be performed, such other lawful acts as the Buyer may deem necessary or desirable in making or prosecuting applications, domestic or foreign, for patents, trademarks, or copyrights, or which may be procured with respect to any of the foregoing.

          (c) The parties agree that the provisions contained in this Section 8 shall not be construed as a waiver by the Buyer or the Company of their shop rights and any other improvement, discovery or invention developed during the working hours or times for which the Employee shall be compensated by the Buyer or developed by the use of materials, facilities or information furnished by the Buyer or the Company.

          (d) The Employee further agrees that within five (5) calendar days after the termination of the Employee's employment, he will deliver to the Buyer and will not keep in his possession, or deliver to anyone else, any and all drawings, blueprints, notes, memoranda, specifications, financial statements, customer lists, product surveys, data, documents, or other material contained or disclosing any of the matters referred to herein together with all photocopies of the above.

          (e) The Employee shall not, either during the Term of this Agreement or for a period of two (2) years following the termination of the Employee's employment, solicit or attempt to solicit any employees, officers, personnel or other representatives of the Buyer or the Company to work for, render services or provide advice to any third person, firm or corporation.

          (f) During the Term of this Agreement and for two (2) years following any voluntary termination or any termination for Cause of Employee's employment or one (1) year following any involuntary termination, other than a termination for Cause, the Employee shall not own, manage, join, operate or control or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, consultant or otherwise with, or permit their names to be used by or in connection with, any profit or non-profit business or organization which produces, designs, conducts research on, provides, sells, distributes or markets products, goods, equipment or services which, directly or indirectly compete with the Company's and/or the Buyer's business in any metropolitan statistical area (as defined by the Office of Management and Budget from time to time) in the Company's South Central Region in which the Company or the Buyer (or their respective parent and subsidiary corporations) conduct business or propose to conduct business as of the termination of Employee's employment with Buyer and the Company.

          (g) During the Term of the Agreement and for two (2) years thereafter, the Employee shall not call on or solicit or divert or take away from the and/or the Buyer (including without limitation by divulging to any competitor or potential competitor of the Company and/or the Buyer) any Person, firm or corporation or other entity who is, or during the preceding two (2) years was, a customer of the Company and/or the Buyer or whose identity is known to the Employee as one whom the Company and/or the Buyer intends to solicit.

          (h) The Employee acknowledges that any breach of any of the provisions of this Section 8 by him will cause irreparable damage to the Buyer and the Company and their affiliates, for which the available remedies at law will not be adequate. Accordingly, in the event of any such breach or threatened breach of any of the provisions of this Section 8, in and addition to any other remedy provided herein or by law or in equity, the Buyer and the Company shall be entitled to appropriate injunctive relief, in any court of competent jurisdiction, restraining the Employee or any of the Employee's associates or affiliates from any threatened or actual violation of the provisions of this
Section 8. The Employee stipulates to the entry against the Employee of any such temporary, preliminary or permanent injunction, and agrees not to resist the Buyer's or the Company's application for such equitable relief, except on the grounds that the acts or omissions alleged by the Company did not violate any of the provisions of this Section 8. The Employee shall, in the event that any injunctive relief or damages shall be granted to the Buyer or the Company, pay all of the Buyer's and/or the Company's cost and expenses incurred in obtaining such injunctive relief, including but not limited to, their reasonable attorney's fees.

     9.   Arbitration.

          (a) The parties agree that except with respect to any action for an injunction pursuant to the provisions of Section 8 above, all other disputes relating to, or arising out of this Agreement, including, but not limited to, the termination of this Agreement, the Employee's employment with the Buyer, the termination of the Employee's employment, or the payments due the Employee hereunder shall be submitted to the American Arbitration Association ("AAA") for arbitration before a single arbitrator in accordance with the rules of AAA then in force and effect as the sole and exclusive remedy for resolving such controversies. The parties agree that the decision of the arbitrator shall be final and binding and that a judgment may be entered on such arbitration award in any court of competent jurisdiction. The parties agree that no damages may be sought or awarded in any such arbitration other than those specifically set forth in this Agreement. The parties agree that any such arbitration shall take place in Austin, Texas.

          a. THE PARTIES EACH ACKNOWLEDGE AND AGREE THAT BY SELECTING ARBITRATION AS THE SOLE AND EXCLUSIVE REMEDY FOR RESOLVING ALL DISPUTES AMONG THEM (OTHER THAN THOSE SET FORTH IN SECTION 7), THEY ARE WAIVING THEIR RIGHT TO A JURY TRIAL TO WHICH THEY MAY OTHERWISE BE ENTITLED.

     10.  Attorneys' Fees and Costs.

     If any party to this Agreement brings an arbitration to enforce or determine his or its rights hereunder or brings any action under the terms of
Section 8 above, the prevailing party shall be entitled to recover his or its costs and expenses, including reasonable attorneys' fees, incurred in connection with such arbitration or action.

     11.  Miscellaneous.

          a. The parties agree that the covenants and other terms contained in this Agreement are reasonable in all respects.

          b. The parties agree that each and every paragraph, sentence, Term and provision of this Agreement shall be considered severable and that, in the event a court or other tribunal finds any paragraph, sentence, Term or provision to be invalid or unenforceable, the validity, enforceability, operation or effect of the remaining paragraphs, sentences, terms or provisions shall not be affected.

          c. The failure of either party to insist in any one or more instances upon performance of any of the provisions of the Agreement or to pursue their rights hereunder, shall not be construed as a waiver of any such provisions or the relinquishment of any rights.

          d. This Agreement has been consummated in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of that state.

          e. The parties agree that the language of this Agreement shall not be construed for or against any particular party.

          f. Any notices, requests or other communications required hereunder shall be in writing and shall be personally delivered or, if mailed, by first class mail

                 (1)    if to the Buyer or the Company, to:

                        Intellysis Group, Inc.
                        140 East Dana Street
                        Mountain View, CA 84041
                        Attention: Donald J. Esters
                        Chairman of the Board

and

                 (2)    if to the Employee, to:

                        Marvin Hecker
                        2601 McHale Court, Suite 140
                        Austin, TX 78758

          g. This Agreement represents the sole and entire agreement among the parties relating to the Employee's employment and supersedes all prior promises, contracts and agreements of any kind, whether written or oral, express or implied, as well as any negotiations and/or discussions between the parties hereto. The Employee also agrees that no promises or commitments have been made by the Buyer or the Company to the Employee regarding any other term or condition of his employment, except as specifically provided herein and the Employee understands that no representative of the Buyer or the Company other than the Chairman is authorized to enter into any agreement or make any commitment with Employee which is in any way inconsistent with the terms of this Agreement. Any amendment to this Agreement must be in writing and signed by duly authorized representatives of each of the parties hereto and must expressly state that it is the intention of each of the parties hereto to amend this Agreement.


                              THE "EMPLOYEE"



                              By:   _________________________
                                    MARVIN HECKER


                              THE "COMPANY"



                              By:   _________________________
                              Name:
                              Its:


                              THE "BUYER"



                              By:   _________________________
                              Name:
                              Its:

                                           EXHIBIT C TO STOCK PURCHASE AGREEMENT

ZZZ
                      FORM OF COLLATERAL PLEDGE AGREEMENT
                      -----------------------------------

     This Collateral Pledge Agreement ("Agreement") is dated and effective March 17, 1999, by and between the INTELLISYS GROUP, INC., a California corporation, whose address is 140 East Dana Street, Mountain View, California 84041
("Pledgor"), and                    ("Secured Party"), whose address is 2601
McHale Court, Suite 140, Austin, Texas 78758, and is as follows:

     1. Pledgor has concurrently with the execution of this Agreement, executed and delivered the following described promissory notes; a) that one certain promissory note from Pledgor to Secured Party in the original principal
amount of $          , payable as provided therein, and finally maturing on May
1, 1999, and b) that one certain promissory note from Pledgor to Secured Party
in the original principal amount of $          , payable as provided therein,
and finally maturing on July 1, 2000 (herein after the "Notes"). Secured Party has required, as a condition of the advance of funds under the Notes, and Pledgor has agreed, that payment of the Notes be secured by the Collateral herein described.

     2. As security for payment of the Notes, Pledgor hereby pledges to Secured Party all of Pledgor's present and future right, title and interest in, to and under the following properties, in each case, whether now existing or hereafter existing, whether now owned or hereafter acquired, and wherever located (collectively the "Collateral"):

          (a)                         (   ) shares of the common stock of
                 Pro Line Video, Inc., a Texas corporation, as certificated in
                 share certificates                , dated November 15, 1995,
                 and June 26, 1998, respectively.

          (b) All proceeds of, and revenues or other rights derived the share certificates or other rights herein pledged.

     3. Pledgor warrants and represents that it has not encumbered any of the Collateral.

     4. Until default, Pledgor may exercise all ownership rights associated with the Collateral in any lawful manner not inconsistent with this Agreement, but possession of the share certificates shall remain in the Secured Party at all times.

     5. At any time, and from time to time, the Secured Party may, at its option, file in any jurisdiction, and at the expense of Pledgor, one or more financing, continuation or similar statements, and amendments thereto, covering all or any part of the Collateral. Pledgor shall join with Secured Party at its request in executing any such statements or amendments and do such further acts and things and execute and deliver all writings, contracts and security agreements which in the Secured Party's opinion are necessary or appropriate to preserve, validate, perfect or otherwise protect the lien and security interest granted herein.

     6. This Agreement is a continuing agreement and shall remain in full force and effect until the Notes have been satisfied in full.

     7. Upon default, the Secured Party shall have all the rights and remedies available to the secured party under the Texas Uniform Commercial Code, as in effect at the time, and at the request of the Secured Party, at any time, and from time to time, Pledgor will promptly:

          (a) Deliver, transfer, assign or endorse to Secured Party, upon receipt of the Collateral, and in the exact form as received, all Collateral or proceeds of Collateral;

          (b) Notify account debtors, obligors or other persons making payments consisting of a part of the Collateral to make payment directly to the Secured Party or into accounts designated by the Secured Party;

          (c) Deliver to Secured Party, as specified by Secured Party, all Collateral in which possession by the Secured Party may perfect a security interest, irrespective of whether Secured Party has previously perfected its security interest otherwise;

          (d) Pay or reimburse Secured Party for its expenses, including attorney's fees and disbursements, incurred pursuant to this Agreement or in connection with the administration, enforcement or exercise of its rights under this Agreement.

     8. The taking of the Collateral shall not impair, restrict or modify the rights of Secured Party under the Notes to accelerate payment thereof upon the occurrence of default.

     9. Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions:

          (a) Default by Pledgor in the payment, when due (by demand, acceleration or otherwise) of the principal of or interest on the Notes, or other obligations of Pledgor to Secured Party;

          (b) Default in the performance of any agreement or obligation of the Pledgor to the holder of the Notes;

          (c) Any warranty, representation or statement made in this Agreement or made or furnished to Secured Party by or on behalf of Pledgor to induce Secured Party to make any loan to Pledgor proves to have been false in any material respect when made or furnished, or any financial statement of Pledgor, which has been or may hereafter be furnished to Secured Party on behalf of Pledgor shall prove to be false in any materially detrimental respect;

          (d) The levy of any attachment, execution or other process against Pledgor, or any of the Collateral or other property of Pledgor;

          (e) Death, dissolution, termination of existence, insolvency or business failure of Pledgor, or the appointment of a receiver, custodian or other legal representation for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under bankruptcy or insolvency law by or against Pledgor.

     10. The security interest granted herein is in addition to and cumulative of, and without prejudice to such rights of set-off or other claims which Secured Party may have against any of the Collateral.

     11. No failure, delay or other inaction or omission on the part of Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or remedy preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand upon Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.
None of the terms or provisions of this Agreement may be waived, modified or amended except in writing duly signed by the Secured Party.

     12. This Agreement shall be binding upon Pledgor and its successors, transferees and assigns, and shall inure to the benefit of, and be enforceable by the Secured Party and its successors, transferees and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             PLEDGOR:
                             INTELLISYS GROUP, INC.


                           BY:________________________________________
                              Donald J. Esters, Chairman of the Board


                              SECURED PARTY:

                              ________________________________________